UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant ☐

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RELM Wireless Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RELM Wireless Corporation
7100 Technology Drive
West Melbourne, Florida 32904

April 25, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 annual meeting of stockholders of RELM Wireless Corporation, which we will hold on Thursday, June 15, 2017, at 2:00 p.m., local time, at the W Fort Lauderdale, 401 N Fort Lauderdale Beach Blvd., Fort Lauderdale, Florida 33304.

We are pleased to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. On or about May 4, 2017, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, or E-proxy notice, to our stockholders of record as of the close of business on April 24, 2017. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement, proxy card and annual report and how to vote on the Internet. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement, proxy card and annual report or elect to receive your proxy statement, proxy card and annual report over the Internet.

If you are unable to attend the meeting in person, it is very important that your shares be represented and voted at the annual meeting. You may vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the annual meeting and vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Kyle D. Cerminara
Kyle D. Cerminara
Chairman of the Board of Directors

RELM WIRELESS CORPORATION

7100 Technology Drive
West Melbourne, Florida 32904

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 15, 2017

To the stockholders of RELM Wireless Corporation:

The 2017 annual meeting of stockholders of RELM Wireless Corporation will be held on Thursday, June 15, 2017, at 2:00 p.m., local time, at the W Fort Lauderdale, 401 N Fort Lauderdale Beach Blvd., Fort Lauderdale, Florida 33304, for the following purposes:

1.
To elect seven directors named in the proxy statement to serve on our board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.
To ratify the appointment of Moore Stephens Lovelace, P.A. as our independent registered public accounting firm for fiscal year 2017;

3.
To approve, on an advisory, non-binding basis, the compensation of our named executive officers;

4.
To approve, on an advisory, non-binding basis, the frequency of the stockholder vote to approve the compensation of our named executive officers;

5.
To approve the RELM Wireless Corporation 2017 Incentive Compensation Plan; and

6.
To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on April 24, 2017 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the meeting. Each share of common stock is entitled to one vote. A list of stockholders entitled to vote at the annual meeting will be available for inspection by our stockholders, for any purpose germane to the meeting, at the annual meeting and during ordinary business hours beginning 10 days prior to the date of the annual meeting, at our principal executive offices at 7100 Technology Drive, West Melbourne, Florida 32904.

Whether or not you plan to attend the meeting in person, please vote your shares over the Internet, as described in the Notice of Internet Availability of Proxy Materials, or E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the annual meeting and vote your shares in person.

All stockholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors,

/s/ William P. Kelly
William P. Kelly, Secretary

West Melbourne, Florida
April 25, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be held on June 15, 2017: Our proxy statement, proxy card and annual report on Form 10-K for the year ended December 31, 2016 are available at https://www.iproxydirect.com/RWC.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY TODAY. YOU CAN VOTE BY INTERNET, BY TELEPHONE OR BY MAIL USING THE INSTRUCTIONS INCLUDED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD.

RELM WIRELESS CORPORATION

________________________________________________________

2017 ANNUAL MEETING OF STOCKHOLDERS

JUNE 15, 2017

________________________________________________________

PROXY STATEMENT

________________________________________________________

This proxy statement contains information related to the 2017 annual meeting of stockholders of RELM Wireless Corporation (“RELM,” the “Company,” “we,” “our” or “us”) to be held on Thursday, June 15, 2017, at 2:00 p.m., local time, at the W Fort Lauderdale, 401 N Fort Lauderdale Beach Blvd., Fort Lauderdale, Florida 33304, and at any adjournments or postponements thereof. We are using the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. On or about May 4, 2017, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to each holder of record of our common stock as of the close of business on April 24, 2017, the record date for the meeting. The E-proxy notice and this proxy statement summarize the information you need to know to vote by proxy or in person at the annual meeting. You do not need to attend the annual meeting in person in order to vote.

________________________________________________________

ABOUT THE ANNUAL MEETING

 What is the purpose of the annual meeting?

At the annual meeting, we are asking stockholders:

●
To elect seven directors named in this proxy statement to our board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

●
To ratify the appointment of Moore Stephens Lovelace, P.A. (“Moore Stephens Lovelace”) as our independent registered public accounting firm for the fiscal year ending December 31, 2017 (“fiscal 2017”);

●
To approve, on an advisory, non-binding basis, the compensation of our named executive officers (so-called “say-on-pay”);

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To approve, on an advisory, non-binding basis, the frequency of the stockholder vote to approve the compensation of our named executive officers (so-called “say-when-on-pay”);

●
To approve the RELM Wireless Corporation 2017 Incentive Compensation Plan (the “2017 Incentive Compensation Plan”); and

●
To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to make our proxy materials available to beneficial owners of our stock electronically over the Internet without having to mail printed copies of the proxy materials. Accordingly, on or about May 4, 2017, we are sending a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to our beneficial owners. All beneficial owners will have the ability to access the proxy materials, including this proxy statement, the form of proxy card and our annual report for the fiscal year ended December 31, 2016 (“fiscal 2016”), on the website referred to in the E-proxy notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the E-proxy notice. In addition, beneficial owners may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

On or about May 4, 2017, we will begin mailing paper copies of our proxy materials to stockholders who have requested them. Those stockholders who do not receive the E-proxy notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a copy of this proxy statement, the proxy card and our annual report for fiscal 2016 by mail.

Who is entitled to notice of, and to vote, at the annual meeting?

You are entitled to notice of the annual meeting and to vote, in person or by proxy, at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m. EDT) on April 24, 2017, the record date of the annual meeting. On the record date, 13,842,084 shares of our common stock were issued and outstanding and held by 849 holders of record. Holders of record of our common stock on the record date are entitled to one vote per share at the annual meeting.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

If a majority of the shares of our common stock outstanding on the record date is represented either in person or by proxy at the annual meeting, a quorum will be present at the annual meeting. Shares held by persons attending the annual meeting but not voting, shares represented in person or by proxy and for which the holder has abstained from voting, and broker “non-votes” will be counted as present at the annual meeting for purposes of determining the presence or absence of a quorum.

What are broker “non-votes”?

A broker non-vote occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the brokerage firm or other nominee did not receive voting instructions from the beneficial owner and does not have authority to vote on that particular proposal. Brokers and other nominees are subject to the rules of the New York Stock Exchange (the “NYSE”). The NYSE rules direct that certain matters submitted to a vote of stockholders are considered “routine” proposals. Brokers or other nominees generally may vote on such proposals on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of the NYSE concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms or other nominees. For “non-routine” proposals, brokers or other nominees may not vote on such proposals unless they have received voting instructions from the beneficial owner, and, to the extent that they have not received voting instructions, brokers or other nominees report such number of shares as “non-votes.”

Under NYSE rules, Proposal 1 (election of directors), Proposal 3 (advisory approval of say-on-pay), Proposal 4 (advisory approval of say-when-on-pay), and Proposal 5 (approval of the 2017 Incentive Compensation Plan) are considered to be “non-routine” matters. This means that brokers or other nominees who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on these proposals. Proposal 2, the ratification of the appointment of an independent registered public accounting firm, is a “routine” matter. This means that brokers or other nominees who have not been furnished voting instructions from their clients will be authorized to vote for this proposal. For beneficial stockholders, if you do not give your broker or other nominee specific instructions, your shares will not be voted on Proposals 1, 3, 4 or 5 and may be voted by the brokerage firm or other nominee for Proposal 2. Broker non-votes will have no effect on the outcome of the voting on any of the proposals.

How will abstentions be counted?

Because the election of directors requires only a plurality vote, abstentions will have no impact upon the election of directors. Abstentions will also have no impact on the outcome of Proposal 2 (ratification of the independent registered public accounting firm), Proposal 3 (advisory approval of say-on-pay) and Proposal 4 (advisory approval of say-when-on-pay). Under exchange rules, abstentions will count as a vote “against” Proposal 5 (approval of the 2017 Incentive Compensation Plan).

How do I vote?

Whether or not you plan to attend the annual meeting, we urge you to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Authorizing your proxy over the Internet, by mailing a proxy card or by telephone will not limit your right to attend the annual meeting and vote your shares in person. Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions. If you fail to provide instructions on a proxy properly submitted via the Internet, mail or telephone, your proxy will vote, as recommended by the board of directors, (1) to elect to our board of directors the seven director nominees named in this proxy statement, (2) to ratify the appointment of Moore Stephens Lovelace as our independent registered public accounting firm for fiscal 2017, (3) to approve, on an advisory, non-binding basis, the compensation of our named executive officers, (4) to approve, on an advisory, non-binding basis, a three-year frequency for the advisory vote on the compensation of our named executive officers, and (5) to approve the 2017 Incentive Compensation Plan.

If you have shares held by a broker or other nominee, you may instruct your broker or nominee to vote your shares by following the instructions that the broker or nominee provides to you. Most brokers and nominees allow you to vote by mail, telephone and on the Internet. As indicated above, under NYSE rules, Proposal 1 (election of directors), Proposal 3 (advisory approval of say-on-pay), Proposal 4 (advisory approval of say-when-on-pay) and Proposal 5 (approval of the 2017 Incentive Compensation Plan) are “non-routine” matters, meaning that brokers or other nominees who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on those proposals. Proposal 2 (ratification of the appointment of Moore Stephens Lovelace) is a matter considered “routine,” meaning that brokers or nominees who have not been furnished voting instructions from their clients will be authorized to vote on that proposal.

Can I change my vote after I have voted?

Yes. Voting by telephone, over the Internet or by mailing a proxy card does not preclude a stockholder from voting in person at the annual meeting. A stockholder may revoke a proxy, whether submitted via telephone, the Internet or mailed, at any time prior to its exercise by filing with our Corporate Secretary a duly executed revocation of proxy, by properly submitting, either by telephone, mail or Internet, a proxy to our Corporate Secretary bearing a later date or by appearing at the annual meeting and voting in person. Attendance at the annual meeting will not itself constitute revocation of a proxy.

What are the board’s recommendations?

The board unanimously recommends a vote “FOR”:

●
election to our board of each of the seven director nominees named in this proxy statement;

●
ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm for fiscal 2017;

●
approval, on an advisory, non-binding basis, of the compensation of our named executive officers;

●
approval, on an advisory, non-binding basis, of a three-year frequency for the vote on the compensation of our named executive officers; and

●
approval of the RELM Wireless Corporation 2017 Incentive Compensation Plan.

We do not expect that any other matters will be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the annual meeting.

What vote is required to approve the proposals?

Proposal 1: Election of Directors. Directors will be elected by a plurality of the votes cast, either in person or by proxy, at the annual meeting (meaning that the seven director nominees who receive the highest number of shares voted “for” their election are elected). You may vote “for” or “withhold” authority to vote for each of the director nominees. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will also have no effect on the election of the director nominees.

Proposal 2: Ratification of Appointment of Moore Stephens Lovelace. The number of votes cast “for” the ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm for fiscal 2017, either in person or by proxy, at the annual meeting must exceed the number of votes cast “against” ratification. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Proposal 3: Advisory Vote on Named Executive Officer Compensation (Say-on-Pay). The number of votes cast “for” advisory approval of the compensation of our named executive officers, either in person or by proxy, at the annual meeting must exceed the number of votes cast “against” advisory approval. Abstentions and broker-non votes will have no effect on the outcome of the vote.

Proposal 4: Frequency of the Advisory Vote on Named Executive Officer Compensation (Say-When-on-Pay). The option of every year, every two years or every three years that receives the highest number of votes cast, either in person or by proxy, at the annual meeting will be considered the stockholders’ recommendation of the frequency for the advisory vote on the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Proposal 5: 2017 Incentive Compensation Plan. The number of votes cast “for” the approval of the 2017 Incentive Compensation Plan, either in person or by proxy, at the annual meeting must exceed the number of votes cast “against” the plan. Under exchange rules, abstentions will count as votes cast “against” the plan. Broker non-votes will have no effect on the outcome of the vote.

Other Items. In the event that other items are properly brought before the annual meeting, under Nevada law, each matter other than the election of directors will be approved if the number of votes cast in favor of the item by the stockholders entitled to vote exceeds the number of votes cast in opposition to the matter. A properly executed proxy marked “abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will not be counted as a vote cast on the matter and therefore will not affect the outcome of the matter.

As of the record date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 4,303,457 shares of our common stock, which represented approximately 30.9% of our common stock outstanding on that date. We currently anticipate that all of these persons will vote their and their affiliates’ shares in favor of the director nominees, in favor of ratification of the appointment of Moore Stephens Lovelace, in favor of the compensation of our named executive officers, in favor of a three-year frequency for the advisory vote on the compensation of our named executive officers, and in favor of the 2017 Incentive Compensation Plan.

Who pays for the preparation of the proxy and soliciting proxies?

We are making this solicitation of proxies and have paid the entire expense of preparing, printing and mailing the E-proxy notice and, to the extent requested by our stockholders, this proxy statement and any additional materials furnished to stockholders. In addition to solicitations by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, e-mail or other electronic means, or in person. These persons will not receive additional compensation for soliciting proxies. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for reasonable out-of-pocket expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our common stock as of the record date, April 24, 2017, by the following individuals or groups:

●
each person who is known by us to own beneficially more than 5% of our common stock;

●
each of our directors and nominees for director;

●
each of our Named Executive Officers (as identified in the “Summary Compensation Table For 2015-2016” appearing in this proxy statement); and

●
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock that are subject to our stock options that are presently exercisable or exercisable within 60 days of April 24, 2017 are deemed to be outstanding and beneficially owned by the person holding the stock options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

Unless indicated otherwise below, the address of our directors and executive officers is c/o RELM Wireless Corporation, 7100 Technology Drive, West Melbourne, Florida 32904. Except as indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. As of April 24, 2017, we had outstanding 13,842,084 shares of our common stock.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Beneficial Owners of More Than 5% of Our Common Stock:
Fundamental Global Investors, LLC and Ballantyne Strong, Inc.	4,165,714(1)	30.1%
D. Kyle Cerminara	4,175,714(1)(2)(6)(11)	30.1%
Lewis M. Johnson	4,170,714(1)(3)(6)(11)	30.1%
Benchmark Capital Advisors	1,573,253(4)	11.4%
Donald F.U. Goebert	1,464,538(5)	10.6%

Directors, Director Nominees and Named Executive Officers (not otherwise included above):
William P. Kelly	68,827(6)(7)(12)	*
James E. Gilley	21,000(6)(12)	*
General E. Gray Payne	5,000(8)(11)	*
Charles T. Lanktree	7,916(9)(11)	*
Ryan R.K. Turner	—(11)	—
John W. Struble	—(11)	—
Michael R. Dill	—(11)	—
David P. Storey	161,311(10)(12)	1.2%
All current directors and executive officers as a group (10 persons)	4,303,457(13)	30.9%
 ______________
*Less than 1%

(1)
The amount shown and the following information is derived from a Schedule 13D/A filed by Fundamental Global Investors, LLC (“Fundamental Global”) and its affiliates on January 5, 2017 and a Form 4 filed on March 10, 2017. Fundamental Global is deemed to beneficially own the shares disclosed as directly owned by certain of its affiliates, including 1,147,087 shares, or 8.3% of outstanding shares, disclosed as directly owned by Ballantyne Strong, Inc. (“Ballantyne Strong”), which Fundamental Global is deemed to beneficially own by virtue of being the largest stockholder of Ballantyne Strong and D. Kyle Cerminara’s positions as the Chief Executive Officer and Chairman of the Board of Directors of Ballantyne Strong and as a principal of Fundamental Global. Ballantyne Strong has shared voting and dispositive power with respect to all 1,147,087 shares reported as directly owned by Ballantyne Strong in the Schedule 13D/A. Ballantyne Strong’s business address is 11422 Miracle Hills Drive, Suite 300, Omaha, Nebraska 68154. Fundamental Global expressly disclaims beneficial ownership of the shares disclosed as directly owned by Ballantyne Strong. According to the Schedule 13D/A, CWA Asset Management Group, LLC (“CWA”) reports 690,483 shares, or 5% of outstanding shares, which are held in its customer accounts and are included in the number of the shares listed in the table above. CWA has the dispositive power over the shares held in its customer accounts while CWA’s customers retain the voting power over their shares. CWA’s business address is 9130 Galleria Court, Third Floor, Naples, Florida 34109. According to the Schedule 13D/A, additional affiliates of Fundamental Global hold 356,876 shares, which represents 2.6% of outstanding shares and increases the total number of shares beneficially owned by Fundamental Global to 4,522,590 shares, or 32.7% of outstanding shares. Fundamental Global has shared voting power with respect to 3,475,231 of the shares listed in the table above and dispositive power with respect to all of these shares. Fundamental Global’s business address is 4201 Congress Street, Suite 140 Charlotte, North Carolina 28209.

(2)
Mr. Cerminara is the Chief Executive Officer, Co-Founder and Partner of Fundamental Global, Co-Chief Investment Officer of CWA, and Chief Executive Officer and Chairman of the Board of Directors of Ballantyne Strong. Due to his positions with Fundamental Global and Ballantyne Strong, Mr. Cerminara is deemed to beneficially own the 4,165,714 shares disclosed as directly owned by certain affiliates of Fundamental Global, including 1,147,087 shares disclosed as directly owned by Ballantyne Strong. Mr. Cerminara expressly disclaims beneficial ownership of these shares. The business addresses for Mr. Cerminara are c/o Fundamental Global Investors, LLC, 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209; c/o Ballantyne Strong, Inc., 11422 Miracle Hills Drive, Suite 300, Omaha, Nebraska 68154; and 131 Plantation Ridge Drive, Suite 100, Mooresville, North Carolina 28117.

(3)
Mr. Johnson is the President, Co-Founder and Partner of Fundamental Global, serves as Co-Chief Investment Officer of CWA, and is a director of Ballantyne Strong. Accordingly, Mr. Johnson is deemed to beneficially own the 4,165,714 shares disclosed as directly held by affiliates of Fundamental Global, which includes 1,147,087 shares disclosed as directly owned by Ballantyne Strong. Mr. Johnson expressly disclaims beneficial ownership of these shares. The business addresses for Mr. Johnson are c/o Fundamental Global Investors, LLC, 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209; and c/o CWA Asset Management Group, LLC, 9130 Galleria Court, Third Floor, Naples, Florida 34109.

(4)
The amount shown and the following information is derived from a Schedule 13G/A filed by Benchmark Capital Advisors (“Benchmark”), reporting beneficial ownership as of February 14, 2015. According to the Schedule 13G/A, Benchmark beneficially owns 1,573,253 shares, and has sole voting and dispositive power with respect to 882,697 of these shares and shared voting and dispositive power with respect to 1,573,253 of these shares. Benchmark’s business address is 100 Wall Street, 8th Floor, New York, New York 10005.

(5)
The amount shown is based on Mr. Goebert’s Form 4 filed on December 30, 2016, plus 6,255 shares acquired upon option exercises since the filing of the Form 4, but after Mr. Goebert’s resignation as a director on January 9, 2017.

(6)
Share ownership of the following persons includes options to purchase our common shares presently exercisable or exercisable within 60 days of April 24, 2017 as follows: for Mr. Cerminara – 10,000 shares; for Mr. Johnson – 5,000 shares; for Mr. Kelly – 42,000 shares; and for Mr. Gilley – 21,000 shares.

(7)
Includes 26,827 shares held jointly by Mr. Kelly with his wife.

(8)
General Payne was appointed to our board of directors on January 9, 2017. The amount shown does not include the 5,000 options exercisable for shares of our common stock granted to General Payne on January 9, 2017, as such options do not become exercisable until a date that is later than 60 days after April 24, 2017.

(9)
Mr. Lanktree was appointed to our board of directors on March 17, 2017. Includes 7,702 shares directly owned by the Donna B. Lanktree Family Trust, the trustee of which is Donna B. Lanktree, the spouse of Mr. Lanktree.

(10)
Mr. Storey, who is a Named Executive Officer, served as our President and Chief Executive Officer during fiscal 2016. Mr. Storey resigned from all positions with the Company as of the close of business on January 16, 2017. The amount shown includes 45,000 shares received upon Mr. Storey’s exercise of a fully vested option on March 8, 2017.

(11)
The named person is a director and a nominee for director at the annual meeting.

(12)
The named person is a Named Executive Officer.

(13)
Includes 4,165,714 shares reported as beneficially owned by Fundamental Global, of which Messrs. Cerminara and Johnson are deemed to have beneficial ownership by virtue of their respective positions with Fundamental Global and Ballantyne Strong. Includes 26,827 shares held jointly by Mr. Kelly with his wife. Includes 7,702 shares directly owned by the Donna B. Lanktree Family Trust, the trustee of which is Donna B. Lanktree, the spouse of Mr. Lanktree. Includes options to purchase our common shares presently exercisable or exercisable within 60 days of April 24, 2017 as follows: for Mr. Cerminara – 10,000 shares; for Mr. Johnson – 5,000 shares; for Mr. Kelly – 42,000 shares; for Mr. Gilley – 21,000 shares; and for Mr. Timothy A. Vitou – 20,000 shares. Mr. Vitou was appointed as our new President effective as of January 17, 2017 and is an executive officer of the Company. Mr. Vitou is not separately included in the table because he was not a Named Executive Officer for fiscal 2016.

PROPOSAL 1: ELECTION OF DIRECTORS

 General

At the annual meeting, seven nominees will be elected as directors. Our board of directors currently consists of seven members, all of whom are standing for re-election at the annual meeting. At the 2016 annual meeting, our stockholders elected Timothy W. O’Neil, D. Kyle Cerminara, Lewis M. Johnson, Donald F.U. Goebert and David P. Storey to our board of directors. On January 9, 2017, Mr. Goebert tendered a letter of resignation from the board, effective immediately, which was accepted by the board. On the same day, the board appointed General E. Gray Payne to the board to fill the vacancy created by Mr. Goebert’s resignation. Mr. Storey, who also served as the President and Chief Executive Officer, resigned from all positions with the Company effective as of the close of business on January 16, 2017. On March 16, 2017, Mr. O’Neil submitted his resignation from the board, effective immediately, which was accepted by the board. On March 17, 2017, the board appointed Mr. Cerminara as the Chairman of the Board, replacing Mr. O’Neil, and appointed Charles T. Lanktree, Ryan R.K. Turner, John W. Struble and Michael R. Dill to the board, effective immediately. The size of our board of directors is currently set at seven.

Our board of directors, based on the recommendation of the nominating and governance committee, has nominated each of D. Kyle Cerminara, Lewis M. Johnson, General E. Gray Payne, Charles T. Lanktree, Ryan R.K. Turner, John W. Struble and Michael R. Dill to stand for re-election at the annual meeting. We expect each nominee for director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless our board of directors chooses to reduce the number of directors serving on the board.

              The directors elected at the annual meeting will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the board of directors, contributing to the board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure. With the addition of four new directors in 2017, the board’s composition has been refreshed to bring the most relevant skill sets and experiences to the board at this time. When analyzing whether directors and nominees have the desired experience, qualifications, attributes and skills, individually and taken as a whole, the nominating and governance committee and the board of directors focus on the information as summarized in each of the directors’ individual biographies set forth below. In particular, the board selected Mr. Cerminara to serve as a director because of his extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies, and operational experience as the Chief Executive Officer of a publicly-traded company. He also brings the perspective of one of our most significant stockholders. Mr. Johnson also brings to the board the perspective of one of the Company’s most significant stockholders. He has extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies. The board, upon the recommendation of Mr. Cerminara, appointed General Payne as a director because of his extensive strategic, operational and leadership experience. General Payne also brings to the board valuable insight into the military sector, having over 40 years of military operational and strategic expertise. The board appointed Messrs. Lanktree, Turner, Struble and Dill as directors upon the recommendation of Messrs. Cerminara and Johnson. Mr. Lanktree brings extensive operational and leadership experience, wireless communications industry experience and public company experience to the board, including experience as a Chief Executive Officer. Mr. Turner brings extensive experience in investment analysis and capital allocation for a publicly-traded company, as well as business development experience. Mr. Struble provides extensive experience in the accounting/finance field to the board and qualifies as an “audit committee financial expert” under the SEC’s rules. Mr. Dill brings over 20 years of extensive leadership and operational experience to the board, including experience in developing and implementing strategic plans.

Vote Required

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of these nominees as directors.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” the election of the seven nominees named in this proxy statement as directors.

Nominees for Election as Directors

The following table sets forth the nominees to be elected at the annual meeting, the year each nominee was first elected as a director, each nominee’s age and the positions currently held by each nominee with our company:

Name and Year First Elected	Age	Position
D. Kyle Cerminara (2015)(1)(2)	39	Chairman of the Board
Lewis M. Johnson (2016)(2)	47	Director
General E. Gray Payne (2017)(1)(2)(3)	69	Director
Charles T. Lanktree (2017)(1)	67	Director
Ryan R.K. Turner (2017)(1)	38	Director
John W. Struble (2017)(3)	40	Director
Michael R. Dill (2017)(1)(3)	52	Director
_____________
(1)	Member of the compensation committee.
(2)	Member of the nominating and governance committee.
(3)	Member of the audit committee.

The business experience of each nominee for director is set forth below as of April 25, 2017.

D. Kyle Cerminara was appointed to the board of directors in July 2015 and as Chairman in March 2017. Mr. Cerminara is the Chief Executive Officer and Chairman of the Board for Ballantyne Strong, Inc., a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets. Mr. Cerminara assumed responsibilities at Ballantyne Strong in 2015. Since 2012, Mr. Cerminara has also served as the Chief Executive Officer, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds and is the largest stockholder of the Company. In addition, Mr. Cerminara is Co-Chief Investment Officer of CWA Asset Management Group, LLC (d/b/a Capital Wealth Advisors), a wealth advisor and multi-family office affiliated with Fundamental Global Investors, LLC, which position he has held since 2012. Mr. Cerminara also serves as President and Trustee of StrongVest ETF Trust and Chief Executive Officer of StrongVest Global Advisors, LLC. StrongVest Global Advisors, LLC, a wholly-owned subsidiary of Ballantyne Strong, is an investment advisor, and CWA Asset Management Group, LLC is a sub-advisor, to CWA Income ETF, an exchange-traded fund and series of StrongVest ETF Trust. Mr. Cerminara is a member of the Board of Directors of a number of publicly held companies focused in the insurance, technology and communications sectors, including Ballantyne Strong, Inc. (NYSE MKT: BTN) since February 2015, 1347 Property Insurance Holdings, Inc. (NASDAQ: PIH), a holding company, which, through its subsidiaries, is engaged in providing property and casualty insurance, since December 2016, Iteris, Inc. (NASDAQ: ITI), a publicly traded applied informatics company since August 2016, and Itasca Capital, Ltd. (TSXV: ICL) (formerly Kobex Capital Corp.), a publicly traded investment firm, since June 2016. He also served on the Board of Directors of Magnetek, Inc., a publicly traded manufacturer, in 2015. Prior to these roles, Mr. Cerminara was a Portfolio Manager at Sigma Capital Management, an independent financial adviser, from 2011 to 2012, a Director and Sector Head of the Financials Industry at Highside Capital Management from 2009 to 2011, and a Portfolio Manager and Director at CR Intrinsic Investors from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a Vice President, Associate Portfolio Manager and Analyst at T. Rowe Price from 2001 to 2007 and an Analyst at Legg Mason from 2000 to 2001. Mr. Cerminara received an MBA from the Darden School of Business at the University of Virginia and a B.S. in Finance and Accounting from the Smith School of Business at the University of Maryland, where he was a member of Omicron Delta Kappa, an NCAA Academic All American and Co-Captain of the men’s varsity tennis team. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst (CFA) designation.

Lewis M. Johnson was elected to the board of directors in May 2016. Mr. Johnson is the President, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds and is the largest stockholder of the Company. In addition, Mr. Johnson is Co-Chief Investment Officer of CWA Asset Management Group, LLC (d/b/a Capital Wealth Advisors), a wealth advisor and multi-family office affiliated with Fundamental Global Investors, LLC. Prior to co-founding Fundamental Global Investors, LLC and partnering with Capital Wealth Advisors, Mr. Johnson was a private investor from 2010 to 2012. From 2008 to 2010, Mr. Johnson served as Portfolio Manager and Managing Director at Louis Dreyfus Highbridge Energy. Previously, Mr. Johnson was a Senior Vice President, Portfolio Manager and Analyst at Pequot Capital from 2006 to 2007. Prior to joining Pequot Capital, Mr. Johnson was a Vice President and Analyst at T. Rowe Price from 2000 to 2006. Mr. Johnson worked as an Analyst at Capital Research and Management in 1999 and a Vice President at AYSA from 1992 to 1998. Mr. Johnson received an MBA from the Wharton School of Business at the University of Pennsylvania in addition to a MA in Political Science and a BA in International Studies from Emory University, where he graduated Magna Cum Laude and was a member of Phi Beta Kappa. Mr. Johnson has served on the Board of Directors of Ballantyne Strong, Inc. (NYSE MKT: BTN), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets, since May 2016 and on the Board of Directors of 1347 Property Insurance Holdings, Inc. (NASDAQ: PIH), a holding company, which, through its subsidiaries, is engaged in providing property and casualty insurance, since April 2017.

              General E. Gray Payne was appointed to the board of directors in January 2017. General Payne has served as Senior Vice President of The Columbia Group (“TCG”), where he has been responsible for managing the Marine Corps Programs Division (since September 2010) and the Navy Programs Division (since October 2013), with combined revenue of approximately $29 million. TCG is a federal consulting firm working with the Department of Defense, Department of Homeland Security, NOAA and private clients. TCG consults in the areas of logistics, acquisitions, program management, information technology, training, marine architecture and engineering, and command and control systems. Since December 2011, General Payne has also provided consulting services to and served on the Advisory Council of Marstel-Day, LLC, located in Fredericksburg, Virginia, which consults in the areas of conservation, environmental compliance, and encroachment. Prior to September 2010, General Payne was on active duty with the Marine Corps for 10 years, retiring as a Major General. Prior to March 2001, he worked with a number of companies in various capacities, including as a management consultant, Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer. General Payne currently serves on two non-profit boards: The Marine Corps Association (since 2004) and the Marine Corps Association Foundation (since 2010). He received a BS in Economics from North Carolina State University and a MS in Strategic Studies from U.S. Army War College.

Charles T. Lanktree was appointed to the board of directors in March 2017. Mr. Lanktree has served as President and Chief Executive Officer of Eggland’s Best, LLC, a joint venture between Eggland’s Best, Inc. and Land O’Lakes, Inc. distributing nationally branded eggs, since 2012. Since 1997, Mr. Lanktree has served as President and Chief Executive Officer of Eggland’s Best, Inc., a franchisedriven consumer egg business, where he previously served as the President and Chief Operating Officer from 1995 to 1996 and Executive Vice President and Chief Operating Officer from 1990 to 1994. Mr. Lanktree currently serves on the Board of Directors of Eggland’s Best, Inc. and several of its affiliates and on the Board of Directors of Ballantyne Strong, Inc. (NYSE MKT: BTN), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets. From 2010 to 2013, he served on the Board of Directors of Eurofresh Foods, Inc., a privately held company, and from 2004 to 2013, he was on the Board of Directors of Nature’s Harmony Foods, Inc. Prior to joining Eggland’s Best, Inc., Mr. Lanktree served as the President and Chief Executive Officer of American Mobile Communications, Inc. from 1987 to 1990 and as the President and Chief Operating Officer of Precision Target Marketing, Inc. from 1985 to 1987. From 1976 to 1985, he held various executivelevel marketing positions with The Grand Union Company and BeechNut Foods Corporation. Mr. Lanktree received an MBA from the University of Notre Dame and a B.S. in Food Marketing from St. Joseph’s College. He also served in the U.S. Army and U.S. Army Reserves from 1971 to 1977.

Ryan R.K. Turner was appointed to the board of directors in March 2017. Mr. Turner has served as Vice President of Strategic Investments for Ballantyne Strong, Inc. (NYSE MKT: BTN), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets, since 2016. Mr. Turner also serves as President of StrongVest Global Advisors, LLC, a wholly-owned subsidiary of Ballantyne Strong. He previously served as Director of Business Development for Ballantyne Strong, Inc. from 2015 to 2016. From 2012 to 2015, Mr. Turner served as Director of Research and Research Analyst for Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds and, together with Ballantyne Strong, is the largest stockholder of the Company. Prior to joining Fundamental Global Investors, LLC, Mr. Turner worked as an Associate Analyst at T. Rowe Price from 2006 to 2012, and as an Associate in the Product Services & Development Department at AST Trust Company from 2002 to 2006. Mr. Turner received an MBA from the Robert H. Smith School of Business at the University of Maryland and a B.S. in Business Administration from the University of Arizona. Mr. Turner holds the Chartered Financial Analyst (CFA) designation.

John W. Struble was appointed to the board of directors in March 2017. Mr. Struble has served as Chief Financial Officer of IntraPac International Corporation, a privateequity owned manufacturing company, since December 2013, where he is responsible for the finance, information technology and human resources functions. From May 2012 to December 2013, he served as Corporate Controller and Treasurer of IntraPac. From May 2010 to May 2012, he served as Corporate Controller (Operations) of Euramax International, Inc., where he was responsible for the accounting and finance functions for the North American operations. Euramax is a public company that produces aluminum, steel, vinyl and fiberglass products for OEM, distributors, contractors, and home centers in North America and Europe. Prior to that, he was Controller of RockTenn Company, from December 2008 to February 2010. Mr. Struble is a Certified Public Accountant. He received an MBA from the University of Georgia and a B.S. in Business Administration from the State University of New York at Buffalo.

Michael R. Dill was appointed to the board of directors in March 2017. Mr. Dill has served as President of the Aerospace, Power Generation and General Industrial divisions at AFGlobal Corporation, a privatelyheld, integrated technology and manufacturing company, since 2014. Prior to joining AFGlobal, Mr. Dill held various positions in the Aerospace and Defense division of CIRCOR International, a publicly traded global manufacturer of highly engineered environment products (NYSE: CIR), including serving as Group Vice President from 2009 to 2014, Vice President of Business Development and Strategy from 2010 to 2011 and Director of Continuous Improvement from 2009 to 2011. From 2007 to 2009, he served as a Business Unit Director and Facility Leader within the aerospace group of Parker Hannifin Corporation (NYSE: PH), a publicly traded diversified manufacturer of motion and control technologies and systems. Before joining Parker Hannifin Corporation, he held various positions with Shaw Aero Devices, Inc., a producer of aerospace components and equipment, from 1996 to 2007, and Milliken and Company, a manufacturing company, from 1988 to 1996. Mr. Dill received a B.S. in Management from the Georgia Institute of Technology.

Executive Officers

The following table presents information with respect to our executive officers as of April 25, 2017.

Name	Age	Position
Timothy A. Vitou	60	President
William P. Kelly	60	Executive Vice President, Chief Financial Officer and Secretary
James E. Gilley	53	Chief Technology Officer and Vice President

Timothy A. Vitou was appointed as our President effective as of January 17, 2017. He previously served as the Company’s Senior Vice President of Sales and Marketing since May 2008. Prior to that, he served as Vice President of Sales for Mobility Electronics, Inc., from August 2006 to May 2007, Senior Director of Global Go-To-Market, for Motorola Solutions, Inc., from April 2002 to April 2006, and General Manager, Americas Region, for Motorola Solutions, from April 2000 to April 2002.

William P. Kelly has been our Executive Vice President and Chief Financial Officer since July 1997, and Secretary since June 2000. From October 1995 to June 1997, he was Vice President and Chief Financial Officer of our subsidiary, RELM Communications, Inc. From January 1993 to October 1995, he was the Financial Director of Harris Corp. Semiconductor Sector.

James E. Gilley has been our Chief Technology Officer and Vice President since June 30, 2008. From September 1995 to June 2008, he served as Chief Scientist of Transcrypt International, Inc., a wholly-owned subsidiary of EFJ, Inc., a provider of secure wireless technologies primarily for the homeland security marketplace. Mr. Gilley received a Master of Science degree in Electrical Engineering and a Bachelor of Science degree, Electrical Engineering from the University of Nebraska in 1990 and 1985, respectively.

CORPORATE GOVERNANCE

              The board of directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. The board of directors, which is elected by the stockholders, is our ultimate decision-making body except with respect to those matters reserved to our stockholders. It selects the senior management team, which is charged with the conduct of our business. Having selected the senior management team, the board of directors acts as an advisor and counselor to senior management and ultimately monitors its performance.

Board of Directors Independence

In accordance with the NYSE MKT corporate governance listing standards, it is our policy that the board of directors consist of a majority of independent directors. Our board of directors reviews the relationships that each director has with us and other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the independence requirements of the NYSE MKT corporate governance listing standards and who the board of directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be independent directors. The board of directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with us and our subsidiaries; their relationships with management and other directors; the relationships their current and former employers have with us and our subsidiaries; and the relationships between us and other companies of which our board members are directors or executive officers. After evaluating these factors, the board of directors has determined that all seven members are “independent” directors within the independence requirements of the NYSE MKT corporate governance listing standards and all applicable rules and regulations of the SEC.

There are no family relationships between any of our directors, director nominees or executive officers.

Independent members of our board of directors meet in executive session without management present, and are scheduled to do so at least once per year. The board of directors has designated Mr. Cerminara as the presiding director for these meetings.

Stockholder Communications

Our board of directors believes that it is important for our stockholders and other interested parties to have a process to send communications to the board. Accordingly, stockholders and other interested parties desiring to send a communication to the board of directors or to a specific director may do so by delivering a letter to the Corporate Secretary of RELM at 7100 Technology Drive, West Melbourne, Florida 32904. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication” (or “interested party-board communication” or “interested party-director communication,” as appropriate). All such letters must identify the author as the stockholder or interested party and clearly state whether the intended recipients of the letter are all members of our board of directors or certain specified individual directors. The secretary will open such communications and make copies, and then circulate them to the appropriate director or directors and such other individuals in accordance with our corporate governance policies.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

While we encourage all members of our board of directors to attend our annual stockholders’ meetings, there is no formal policy as to their attendance at annual stockholders’ meetings. On the date of the 2016 annual stockholders’ meeting we had four board members. All four members of our board of directors attended the 2016 annual stockholders’ meeting.

Codes of Ethics

Our board of directors has adopted the Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, and the Code of Ethics for the CEO and Senior Financial Officers (the “Code of Ethics”) containing additional specific policies. The Code of Conduct and the Code of Ethics are posted on our Internet website, www.relm.com, under the “Investors” tab, and are available free of charge, upon request to Corporate Secretary, 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414.

Any amendment to, or waiver from, the codes applicable to our directors and executive officers will be disclosed in a current report on Form 8-K within four business days following the date of the amendment or waiver unless the rules of the NYSE MKT then permit website posting of such amendments and waivers, in which case we would post such disclosures on our Internet website.

Meetings and Committees of the Board of Directors

The board of directors held 14 meetings during 2016, and each of the directors attended at least seventy-five percent (75%) of the total number of meetings of the board of directors held during the period for which he was a director and the total number of meetings held by all committees of the board of directors on which he served during the periods that he was a member of that committee.

The board of directors has a standing audit committee, compensation committee and nominating and governance committee.

Audit Committee. The members of the audit committee are John W. Struble, who serves as chairperson, General E. Gray Payne and Michael R. Dill. The audit committee has a written charter, which is available at our website at www.relm.com/resources/corporate-governance. The audit committee charter requires that the audit committee consist of two or more members of the board of directors, each of whom are independent as defined by the corporate governance listing standards of the NYSE MKT.

The board of directors has determined that each of the members of the audit committee is independent, as defined by Rule 10A-3 of the Exchange Act and the corporate governance listing standards of the NYSE MKT. The board of directors also has determined that Mr. Struble is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.

The audit committee has oversight responsibility for the quality and integrity of our consolidated financial statements and is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The committee meets privately with members of our independent registered public accounting firm, which has unrestricted access and reports directly to the committee, and annually reviews their performance and independence from management in deciding whether to continue to retain the accounting firm or engage a different accounting firm. The audit committee also evaluates the lead partner designated by the independent auditor. As required by the SEC’s rules, the committee is directly involved in the review and selection of the audit partners serving on the auditor’s engagement team during mandated five-year partner rotations. The audit committee also oversees audit fee negotiations associated with our retention of the independent auditor and has the sole authority to approve such fees. The audit committee met four times during 2016. The primary functions of the audit committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our stockholders; (ii) our internal financial and accounting processes; and (iii) the independent audit process. Additionally, the audit committee has responsibilities and authority necessary to comply with Rules 10A-3(b) (2), (3), (4), and (5) of the Exchange Act, concerning the responsibilities relating to: (a) registered public accounting firms, (b) complaints relating to accounting, internal accounting controls or auditing matters, (c) authority to engage advisors and (d) funding. These and other aspects of the audit committee’s authority are more particularly described in the audit committee charter.

The audit committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to us by our independent registered public accounting firm, Moore Stephens Lovelace. The policy requires that all services to be provided by Moore Stephens Lovelace, including audit services and permitted audit-related and non-audit services, must be pre-approved by the audit committee. The audit committee approved all audit services provided by Moore Stephens Lovelace to us during 2016. Moore Stephens Lovelace did not provide any audit-related or non-audit services to us during 2016.

Compensation Committee. The members of the compensation committee are D. Kyle Cerminara, who serves as chairperson, Charles T. Lanktree, General E. Gray Payne, Michael R. Dill and Ryan R.K. Turner. All members of the compensation committee are independent under the corporate governance listing standards of the NYSE MKT and applicable SEC rules and regulations and qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended. The compensation committee has a written charter, which is available at our website at www.relm.com/resources/corporate-governance. The functions performed by the compensation committee include reviewing and approving all compensation arrangements for our executive officers and administering our equity incentive plans and programs. The compensation committee makes all final compensation decisions for the named executive officers (as identified in the “Summary Compensation Table for 2015-2016” appearing in this proxy statement, the “Named Executive Officers”), including grants of stock options. Our principal executive officer annually reviews the performance of each of the Named Executive Officers and other officers, and makes recommendations regarding the Named Executive Officers and other officers and managers of the company, while the compensation committee reviews the performance of our principal executive officer. The conclusions and recommendations resulting from our principal executive officer’s review are then presented to the compensation committee for its consideration and approval. The compensation committee can exercise its discretion in modifying any of our principal executive officer’s recommendations. In performing its functions, the compensation committee may retain and terminate outside counsel, compensation and benefits consultants or other experts. During 2016, the compensation committee met two times.

Nominating and Governance Committee. The members of the nominating and governance committee are D. Kyle Cerminara, who serves as chairperson, Lewis M. Johnson and General E. Gray Payne. All members of the nominating and governance committee are independent under the corporate governance listing standards of the NYSE MKT. The nominating and governance committee has a written charter, which is available at our website at www.relm.com/resources/corporate-governance. During 2016, the nominating and governance committee met two times.

The functions of the nominating and governance committee include determining and recommending to the board of directors the slate of director nominees for election to the board of directors at each annual stockholders’ meeting and identifying and recommending director candidates to fill vacancies occurring between annual stockholders’ meetings. In addition, the nominating and governance committee reviews, evaluates and recommends changes to our corporate governance guidelines and policies, including our Code of Conduct and Code of Ethics, and monitors our compliance with these corporate governance guidelines, policies and codes.

Board Leadership and Board’s Role in Risk Oversight

We have a separate Chairman of the Board and Principal Executive Officer. Our board of directors believes this board leadership structure is best for the Company and our stockholders at this time. Our current Chairman of the Board is D. Kyle Cerminara, an independent director, and our current Principal Executive Officer is our President, Timothy A. Vitou.

The board believes it is in the Company’s best interest to have a separate Chairman of the Board and Principal Executive Officer so that the Principal Executive Officer can devote his time and energy on the day-to-day management of the business while our independent Chairman, currently Mr. Cerminara, can focus on providing advice and independent oversight of management. Because our Chairman is appointed annually by our non-management directors, such directors are able to evaluate the leadership, performance and independence of our Chairman each year.

Our board of directors, through its three standing committees, has an advisory role in the Company’s risk management process. In particular, the board is responsible for monitoring and assessing strategic and operational risk exposure. Our management team maintains primary responsibility for the Company’s risk management, and the board and its committees rely on the representations of management, the external audit of our financial and operating results, our systems of internal controls and our historically conservative practices when assessing the Company’s risks. The audit committee considers and discusses financial risk exposures and the steps management has taken to monitor and control these exposures, and also provides oversight of the performance of the internal audit function. The nominating and governance committee monitors the effectiveness of our corporate governance policies and the selection of prospective board members and their qualifications. The compensation committee, in conjunction with the audit committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. Each committee must report findings regarding material risk exposures to the board as quickly as possible. The board believes that its role in risk oversight does not affect the board’s leadership structure.

Director Nomination Process

In accordance with the nominating and governance committee’s written charter, the nominating and governance committee has established policies and procedures for the nomination of director candidates to the board of directors. The nominating and governance committee determines the required selection criteria and qualifications of director candidates based upon our needs at the time director candidates are considered. Minimum qualifications for director candidates are set forth in the committee’s “Policy Regarding Minimum Qualifications of Director Candidates” and include threshold criteria such as integrity, absence of conflicts of interest that would materially impair a director’s ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a director to the company and our stockholders, ability to represent fairly and equally all stockholders, demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavors, sound judgment, as a result of management or policy-making experience, that demonstrates an ability to function effectively in an oversight role, general appreciation regarding major issues facing public companies of a size and operational scope similar to the company, and adequate time to serve. As noted in the policy, the committee, as one of its considerations, considers the extent to which the membership of the candidate on the board will promote diversity among the directors, and seeks to promote through the nominations process an appropriate diversity on the board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship. The committee also considers the overall composition of the board and its committee, compliance with the NYSE MKT listing standards, and the contributions that a candidate can be expected to make to the collective functioning of the board based upon the totality of the candidate’s credentials, experience and expertise, the composition of the board at the time, and other relevant circumstances.

We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the board of directors, contributing to the board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure.

The nominating and governance committee has adopted procedures consistent with the practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the board, whom the committee believes continue to make important contributions to the board and who consent to continue their service on the board. These procedures are set forth in the committee’s “Procedures for Identifying and Evaluating Director Candidates” policy. When evaluating the qualifications and performance of the incumbent directors that desire to continue their service on our board, the committee will (i) consider whether the director continues to satisfy the minimum qualifications for director candidates adopted by the committee, (ii) review the assessments of the performance of the director during the preceding term made by the committee, and (iii) determine whether there exist any special, countervailing considerations against re-nomination of the director. When there is no qualified and available incumbent, the committee will also solicit recommendations for nominees from persons that the committee believes are likely to be familiar with qualified candidates. These persons may include members of our board of directors and management of the Company. The committee may also determine to engage a professional search firm to assist in identifying candidates. As to each recommended candidate that the committee believes merits consideration, the committee will consider, among other things, whether the candidate possesses any of the specific qualities or skills that under the committee’s policies must be possessed by one or more members of the board, the contribution that the candidate can be expected to make to the overall functioning of the board and the extent to which the membership of the candidate on the board will promote diversity among the directors.

The nominating and governance committee has adopted a policy with regard to the consideration of director candidates submitted by stockholders. This policy is set forth in the committee’s “Policy Regarding Director Candidate Recommendations Submitted by Stockholders.” The committee will only consider director candidates submitted by stockholders who satisfy the minimum qualifications prescribed by the committee, including that a director must represent the interests of all stockholders and not serve for the purpose of favoring or advancing the interests of any particular stockholder group or other constituency.

In accordance with this policy, the nominating and governance committee will consider director candidates recommended by stockholders only where the committee has determined to not re-nominate an incumbent director. In addition, the nominating and governance committee will not consider any recommendation by a stockholder or an affiliated group of stockholders unless such stockholder or group of stockholders has owned at least five percent (5%) of our common stock for at least one year as of the date the recommendation is made. Any eligible stockholder (or affiliated group of stockholders) who desires to recommend a director candidate for consideration by the nominating and governance committee for the 2018 annual meeting of stockholders is required to do so prior to January 4, 2018. Any such eligible stockholder (or affiliated group of stockholders) is required to submit complete information about itself and the recommended director candidate as specified in the committee’s “Procedures for Stockholders Submitting Director Candidate Recommendations” policy and as set forth in the advance notice provisions in our amended and restated bylaws. Such information must include, among other things, (i) the number of our common shares beneficially owned by the recommending stockholder and the length of time such shares have been held, (ii) the name, age and experience of the director candidate, (iii) whether the director candidate owns any of our securities, (iv) whether the director candidate has a direct or indirect material interest in any transaction in which we are a participant, (v) a description of all relationships between the director candidate and the recommending stockholder, and (vi) a statement setting forth the director candidate’s qualifications. Submissions should be addressed to the nominating and governance committee care of our Corporate Secretary at our principal headquarters, 7100 Technology Drive, West Melbourne, Florida 32904. Submissions must be made by mail, courier or personal delivery. E-mail submissions will not be considered.

Copies of the policies of the nominating and corporate governance committee are available on our website at https://www.relm.com/resources/policies-and-procedures.

              The nominating and governance committee evaluated Messrs. D. Kyle Cerminara, Lewis M. Johnson, General E. Gray Payne, Charles T. Lanktree, Ryan R.K. Turner, John W. Struble and Michael R. Dill, all of whom are incumbent directors, and recommended their nomination to the board of directors. The board, in turn, nominated these seven persons for election as directors at the annual meeting.

DIRECTOR COMPENSATION FOR 2016

The following table shows the compensation of our non-employee directors for fiscal 2016. For a description of the compensation, see the narrative description immediately following the table.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(3)	Total ($)
Donald F. U. Goebert(1)	18,250	5,300	23,550
Timothy W. O’Neil(2)	43,250	5,300	48,550
D. Kyle Cerminara	16,750	5,300	22,050
Lewis M. Johnson	9,500	5,300	14,800
__________________

(1)	Mr. Goebert resigned as a director on January 9, 2017, and his options reported in the table above expired as of such date.

(2)	Mr. O’Neil resigned as a director on March 16, 2017, and his options reported in the table above expired as of such date.

(3)
On May 18, 2016, stock option grants for 5,000 shares of our common stock under our 2007 Incentive Compensation Plan were made to Messrs. Goebert, O’Neil, Cerminara and Johnson following their re-election (or, in the case of Mr. Johnson, election) to the board at our 2016 annual meeting. The options were granted at an exercise price of $4.55 per share and vested in full on April 19, 2017, subject to continued service through such date. Options that are not exercisable at the time of separation from service expire upon separation and options that are exercisable at the time of separation from service expire three months after separation. Amounts shown represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 “Compensation-Stock Compensation” (“FASB ASC Topic 718”). The value ultimately realized by the director upon the actual exercise of the stock options may or may not be equal to the FASB ASC Topic 718 computed value. For a discussion of valuation assumptions, see Note 11 (Share-Based Employee Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2016.

The aggregate number of stock option awards outstanding (including exercised and unexercised stock options) as of December 31, 2016 for each non-employee director was as follows:

Timothy O’Neil – 25,000
D. Kyle Cerminara – 10,000
Lewis M. Johnson – 5,000
Donald F. U. Goebert – 20,000

During 2016, we paid to each of our non-employee directors meeting fees of $1,000 for attendance in person and $500 for attendance by telephone at each board meeting. We also paid to each of our non-employee directors, who served on any committee of the board, meeting fees of $250 for attendance at each meeting of any such committee which was held in conjunction with a meeting of the board and meeting fees of $500 for attendance at each meeting of any such committee which was not held in conjunction with a board meeting. Each of our non-employee directors who served as chairperson of any committee of the board of directors also received an annual fee of $1,000. In addition, our non-employee directors received a yearly retainer fee of $8,000, and the chairman of the board received a yearly retainer fee of $25,000. All non-employee directors are entitled to reimbursement of reasonable expenses incurred by them in connection with their attendance at meetings of the board and any committee thereof on which they serve or otherwise in furtherance of our business.

              On May 18, 2016, after the 2016 annual stockholders’ meeting, each of our non-employee directors who was elected as a director at the annual meeting received a stock option grant to purchase 5,000 shares of our common stock at an exercise price of $4.55 per share. These stock option grants were made pursuant to the terms of our 2007 Incentive Compensation Plan. Our 2007 Incentive Compensation Plan provides for automatic annual grants of stock options for 5,000 shares to each non-employee director of the date of each annual meeting of stockholders at which such individual is elected or re-elected as a director. The 2007 Incentive Compensation Plan further provides that each grant be made at an exercise price equal to the fair market value of our common stock on the date of grant and on such other terms and conditions determined by the compensation committee, as administrator of the Plan, and consistent with the Plan. However, under a policy established by the compensation committee, all stock option grants to non-employee directors are required to have an exercise price equal to either the book value per share or the fair market value per share, whichever is greater on the date of grant.

General Payne, who was appointed as a director on January 9, 2017, received a stock option grant to purchase 5,000 shares of our common stock at an exercise price of $4.95, on January 9, 2017. The options vest in full on December 10, 2017, subject to continued service through such date. The grant was made pursuant to the terms of the 2007 Incentive Compensation Plan. Messrs. Dill, Lanktree, Struble and Turner did not receive stock options upon their appointment to the board in March 2017.

REPORT OF THE AUDIT COMMITTEE

 The following report of the audit committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The audit committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The audit committee also has reviewed and discussed with our independent registered public accounting firm, Moore Stephens Lovelace, P.A., which is responsible for expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by the Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. In addition, the audit committee has received the written disclosures and the letter from Moore Stephens Lovelace, P.A. required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Moore Stephens Lovelace, P.A. its independence.

Based on the considerations and discussions referred to above, the audit committee recommended to our board of directors (and the board approved) that the audited consolidated financial statements for 2016 be included in our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission.

This report is provided by the following independent directors, who comprise the audit committee:

John W. Struble (chairperson)
General E. Gray Payne Michael R. Dill

EXECUTIVE COMPENSATION

 SUMMARY COMPENSATION TABLE FOR 2015-2016

The following table provides certain summary information concerning the compensation of our Named Executive Officers for the last two completed fiscal years ended December 31, 2016:

Name and Principal Position	Year	Salary ($)	Bonus($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
David P. Storey(1)	2016	299,174	—	110,900	—	14,971(4)	425,045
Former President and Chief Executive Officer	2015	299,174	—	—	—	14,842(4)	314,016

William P. Kelly	2016	187,012	115,000	22,180	—	14,709(5)	338,901
Executive Vice President, Chief Financial Officer and Secretary	2015	187,012	—	—	—	14,536(5)	201,548

James E. Gilley	2016	150,000	50,000	—	—	4,345(6)	204,345
Chief Technology Officer and Vice President	2015	149,838	—	—	—	4,157(6)	153,995
_____________

(1)
Mr. Storey resigned from all positions with the Company as of the close of business on January 16, 2017. Mr. Vitou was appointed as our President after the end of fiscal 2016 and was not a Named Executive Officer for fiscal 2016.

(2)
On March 17, 2017, the compensation committee, upon the recommendation of management, approved payment of cash bonuses of $115,000 to Mr. Kelly and $50,000 to Mr. Gilley based on their 2016 performance.

(3)
The amounts in this column represent the aggregate grant date fair value of stock options granted to the Named Executive Officer computed in accordance with FASB ASC Topic 718. The value ultimately realized by the Named Executive Officer upon the actual exercise of the stock options may or may not be equal to the FASB ASC Topic 718 computed value. For a discussion of valuation assumptions, see Note 11 (Share-Based Employee Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2016. On February 24, 2016, the compensation committee granted non-qualified stock options to Mr. Storey and Mr. Kelly to purchase 50,000 shares and 10,000 shares, respectively, of the Company’s common stock, at an exercise price of $3.83 per share, the grant date fair value of which is included in the table above. Mr. Storey forfeited all of these unvested options upon his resignation from all positions with the Company. Additional information about these awards can be found under “—2016 Stock Option Awards.”

On February 24, 2016, the compensation committee granted non-qualified stock options to Mr. Storey and Mr. Kelly to purchase 50,000 shares and 10,000 shares, respectively, of the Company’s common stock, at an exercise price of $3.83 per share, the grant date fair value of which is included in the table above. Mr. Storey forfeited all of these unvested options upon his resignation from all positions with the Company. Additional information about these awards can be found under “—2016 Stock Option Awards.”

(4)
The amounts in this column for Mr. Storey represent our matching contributions for each of fiscal 2016 and the fiscal year ended December 31, 2015 (“fiscal 2015”) of $6,031 to Mr. Storey’ s account under our 401(k) plan and our payments for fiscal 2016 and fiscal 2015 of $8,940 and $8,811, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Storey. The amount for fiscal 2016 does not include a separation payment in the gross amount of $300,000, payable in equal installments over a period of 12 months, to be made to Mr. Storey pursuant to the Separation and Release Agreement entered into with the Company on February 3, 2017 and any payments to be made by the Company to Mr. Storey for the difference in cost between Mr. Storey’s portion and COBRA’s actual cost for coverage through December 31, 2017, which is estimated to be approximately $9,029 and has been agreed to be paid by the Company pursuant to the terms of the Separation and Release Agreement in the event that Mr. Storey elects to continue health care coverage by electing continuation of benefits through COBRA. See “—Separation and Release Agreement with Mr. Storey” for more information.

(5)
The amounts in this column for Mr. Kelly represent our matching contributions for fiscal 2016 and fiscal 2015 of $5,847 and $5,806, respectively, to Mr. Kelly’s account under our 401(k) plan and our payments for fiscal 2016 and fiscal 2015 of $8,862 and $8,730, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Kelly.

(6)
The amounts in this column for Mr. Gilley represent our payments for fiscal 2016 and fiscal 2015 of $4,345 and $4,157, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Gilley.

Each of the Named Executive Officers did not receive any other compensation during 2016 or 2015 except for perquisites and other personal benefits of which the total aggregate value for each Named Executive Officer did not exceed $10,000.

Separation and Release Agreement with Mr. Storey

The board of directors accepted Mr. Storey’s resignation from all positions held with the Company effective as of the close of business on January 16, 2017. On February 3, 2017, the Company and Mr. Storey entered into a Separation and Release Agreement (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, Mr. Storey is entitled to a separation payment in the gross amount of $300,000, payable in equal installments over a period of 12 months. Mr. Storey also retained the right to exercise his vested stock options for a period of three months following his resignation. His unvested stock options were forfeited upon his separation of service from the Company. Mr. Storey’s health insurance benefits provided by the Company ceased on January 31, 2017, and the Company agreed to pay the difference in cost between Mr. Storey’s portion and COBRA’s actual cost for coverage through December 31, 2017, as long as Mr. Storey selects and continues his COBRA coverage through such date. Mr. Storey’s participation in all benefits of employment, including but not limited to, accrual of bonuses, vacation and paid time off, ceased as of January 16, 2017.

The Separation Agreement also includes customary confidentiality, non-disparagement and non-solicitation covenants and a mutual release of claims.

2016 Discretionary Cash Bonuses

On March 17, 2017, the compensation committee, upon the recommendation of management, approved payment of cash bonuses of $115,000 to Mr. Kelly and $50,000 to Mr. Gilley based on their 2016 performance.

2015 Executive Bonus Plan

On February 24, 2015, the compensation committee adopted an executive incentive bonus plan for the 2015 fiscal year (the “2015 Executive Bonus Plan”) for the Named Executive Officers. Under the 2015 Executive Bonus Plan, each of the Named Executive Officers was eligible to receive a cash award if we achieved reportable audited pre-tax income for the 2015 fiscal year as specified in the plan (the “2015 Target Income”). The 2015 Executive Bonus Plan established threshold, target and maximum cash bonus amounts, each expressed as a percentage of a cash award pool (the “2015 Cash Award Pool”). If we had achieved the 2015 Target Income, the 2015 Cash Award Pool for the Named Executive Officers would have been approximately 7.8% of the 2015 Target Income (the “2015 Target Cash Award Pool”). If we had achieved a threshold of 90% of the 2015 Target Income, the 2015 Cash Award Pool for the Named Executive Officers would have been 50% of the 2015 Target Cash Award Pool. If we had achieved a maximum of 120% of the 2015 Target Income, the 2015 Cash Award Pool for the Named Executive Officers would have been 150% of the 2015 Target Cash Award Pool. If we had achieved reportable audited pre-tax income between the threshold and maximum 2015 Target Income amounts, the 2015 Cash Award Pool would have been proportionally adjusted.

The Named Executive Officers could not receive award cash awards that exceeded 100% of their base salaries. The 2015 Cash Award Pool allocable to the Named Executive Officers was as follows: 42% to Mr. Storey, 35% to Mr. Kelly and 23% to Mr. Gilley.

In addition, under the 2015 Executive Bonus Plan, the compensation committee was permitted to grant discretionary awards to the Named Executive Officers if we achieved reportable audited pre-tax income for the 2015 fiscal year below or above such minimum and maximum criterion for pre-tax income.

There were no payouts made to any of the Named Executive Officers under the 2015 Executive Bonus Plan because the targeted objectives for 2015 were not achieved, and no discretionary bonuses were awarded.

2016 Stock Option Awards

On February 24, 2016, the compensation committee granted non-qualified stock options to Mr. Storey and Mr. Kelly to purchase 50,000 shares and 10,000 shares, respectively, of the Company’s common stock, at an exercise price of $3.83 per share. The stock options have ten-year terms and become exercisable in five-year annual installments beginning on the first anniversary of the grant date. Mr. Storey resigned from all positions with the Company as of the close of business on January 16, 2017. Pursuant to the Separation Agreement, Mr. Storey forfeited all of his unvested options, including all of the non-qualified stock options granted to him on February 24, 2016, upon his separation of service from the Company.

2017 Stock Option Awards

On March 17, 2017, the compensation committee granted non-qualified stock options to Messrs. Vitou, Kelly and Gilley to purchase 25,000, 25,000 and 10,000 shares, respectively, of the Company’s common stock, at an exercise price of $5.10 per share. The stock options have ten-year terms and become exercisable in five annual installments beginning on the first anniversary of the grant date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2016

              The following table provides information with respect to outstanding stock option awards for our shares of common stock classified as exercisable and unexercisable as of December 31, 2016 for the Named Executive Officers.

	Option Awards(5)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
David P. Storey	45,000(1)	—	—	4.07	3/04/20(1)
	—(2)	50,000(2)	—	3.83	2/24/26(2)

William P. Kelly	25,000(1)	—	—	4.07	3/04/20
	15,000(3)	—	—	2.23	3/12/23
	—(2)	10,000	—	3.83	2/24/26

James E. Gilley	1,000(4)	—	—	1.89	5/18/19
	15,000(1)	—	—	4.07	3/04/20
	5,000(3)	—	—	2.23	3/12/23
___________

(1)
The option was granted on March 4, 2010. For Mr. Storey, the fully vested option remained exercisable for three months following Mr. Storey’s resignation from all positions held with the Company, which occurred on January 16, 2017. Mr. Storey exercised the option for all 45,000 shares on March 8, 2017.

(2)
The option was granted on February 24, 2016. The option vests in five equal annual installments beginning on February 24, 2017 and thereafter on February 24, 2018, February 24, 2019, February 24, 2020 and February 24, 2021. Mr. Storey’s option was outstanding as of December 31, 2016, but was forfeited upon his resignation.

(3)	The option was granted on March 12, 2013. The option is fully vested and exercisable.

(4)	The option was granted on May 19, 2009. The option is fully vested and exercisable.

(5)
On August 3, 2016, Mr. Gilley exercised options to acquire 13,000 shares of the Company’s common stock at an exercise price of $1.50 per share. The options were granted to Mr. Gilley on June 30, 2008 as part of a grant of options to purchase 25,000 shares of the Company’s stock. The options became exercisable in three equal installments on June 30, 2009, June 30, 2010 and June 30, 2011. Mr. Gilley previously exercised part of these options to acquire 12,000 shares on September 8, 2014 at an exercise price of $1.50 per share. Messrs. Storey and Kelly did not exercise any options during fiscal 2016.

RETIREMENT BENEFITS FOR 2016

              We do not have a defined benefit plan for the Named Executive Officers or other employees. The only retirement plan available to the Named Executive Officers in 2016 was our qualified 401(k) retirement plan, which is available to all employees.

POTENTIAL PAYMENTS UPON TERMINATION IN CONNECTION WITH A CHANGE OF CONTROL

2016 Change of Control Agreements

Effective as of February 24, 2016, we entered into change of control agreements (the “2016 Change of Control Agreements”) with the Named Executive Officers and Mr. Vitou, our current President, which were approved by the compensation committee on that same day. The 2016 Change of Control Agreements replaced and terminated the 2012 Change of Control Agreements that we previously entered into with the Named Executive Officers, which expired on February 29, 2016, and are substantially similar to the 2012 Change of Control Agreements.

Mr. Storey, who served as our President and Chief Executive Officer and is a Named Executive Officer for fiscal 2016, resigned from all positions with the Company as of the close of business on January 16, 2017. Accordingly, the discussion below only describes the terms of the 2016 Change of Control Agreements currently in effect between the Company and Messrs. Vitou, Kelly and Gilley. For a description of the Severance Agreement entered into between the Company and Mr. Storey, see “Summary Compensation Table for 2015-2016” – Severance Agreement with Mr. Storey” in this proxy statement.

Each of the 2016 Change of Control Agreements has a term of four years, unless a “change of control” (as defined in the agreements) of the Company occurs within such four-year period, in which case each agreement is automatically extended for twelve months after the date of such change of control. Pursuant to the 2016 Change of Control Agreements, if the applicable Named Executive Officer’s employment is terminated within twelve months following a change in control (i) by the Company for any reason other than for “cause” (as defined in the agreements), disability or death or (ii) by such Named Executive Officer for “good reason” (as defined in the agreements), the applicable Named Executive Officer will receive certain payments and benefits. A Named Executive Officer is not entitled to any payments and benefits if the Named Executive Officer terminates the Named Executive Officer’s employment without good reason.

The payments and benefits to be paid pursuant to the 2016 Change of Control Agreements are as follows:

●
Mr. Vitou will receive (i) a cash payment equal to the sum of (x) 50% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurs, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of six months after the date of termination and (iii) outplacement services for a period of six months following the date of termination, provided that the costs of such services to the Company may not exceed $7,500.

●
Mr. Kelly will receive (i) a cash payment equal to the sum of (x) 75% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurs, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of nine months after the date of termination and (iii) outplacement services for a period of nine months following the date of termination, provided that the costs of such services to the Company may not exceed $11,250.

●
Mr. Gilley will receive (i) a cash payment equal to the sum of (x) 50% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurs, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of six months after the date of termination and (iii) outplacement services for a period of six months following the date of termination, provided that the costs of such services to the Company may not exceed $7,500.

Under the 2016 Change of Control Agreements, a change of control will have occurred if:

●
individuals who, as of February 24, 2016, constitute the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the board, provided that any individual becoming a director subsequent to that date whose election, or nomination for election by the company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be considered as though such individual was a member of the Incumbent Board; or

●
the approval by the stockholders of the company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions (but not including an underwritten public offering of the company’s common stock or other voting securities (or securities convertible into voting securities of the company) for the company’s own account registered under the Securities Act of 1933, as amended (the “Securities Act”)), in each case, with respect to which stockholders of the company immediately prior to such reorganization, merger, consolidation or other corporate transaction do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated entity’s then outstanding voting securities, or a liquidation or dissolution of the company or the sale of all or substantially all of the assets of the company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned or terminated prior to being consummated); or

●
the acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than fifty percent (50%) of either the then outstanding shares of the company’s common stock or the combined voting power of the company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as a “Controlling Interest”) excluding any acquisitions by (x) the company or any of its subsidiaries, (y) any employee benefit plan (or related trust) sponsored or maintained by the company or any of its subsidiaries or (z) any person, entity or “group” that as of February 24, 2016 owns beneficially (within the meaning of Rule 13d-3 promulgated under the Exchange Act) a Controlling Interest.

Each of the 2016 Change of Control Agreements contains term and post-termination confidentiality, non-solicitation and non-competition covenants. The post-termination non-solicitation and non-competition covenants survive six months for Mr. Vitou, nine months for Mr. Kelly and six months for Mr. Gilley, while the post-term confidentiality covenants survive indefinitely for each of them.

Except for the severance agreement entered into with Mr. Storey on February 3, 2017, we do not have any employment agreements or severance agreements with any of our Named Executive Officers. In addition to the 2016 Change of Control Agreements, upon a change of control, stock options held by our Named Executive Officers to the extent then unvested would become vested and exercisable in accordance with the terms of the related option agreements and the equity compensation plans pursuant to which the options were granted.

Under the 2007 Incentive Compensation Plan, a change in control means the occurrence of any of the following:

●
the acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than fifty percent (50%) of either the then outstanding shares of the company’s common stock or the combined voting power of the company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as a “Controlling Interest”); provided, however, that the following acquisitions shall not constitute or result in a Change in Control: (i) any acquisition directly from the company; (ii) any acquisition by the company; (iii) any acquisition by any person that as of the date of the plan (the “Effective Date”) owns Beneficial Ownership of a Controlling Interest; (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the company or any related entity; or (v) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of the third bullet point below; or

●
individuals who constitute the board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board; or

●
consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the company or any of its related entities, a sale or other disposition of all or substantially all of the assets of the company, or the acquisition of assets or equity of another entity by the company or any of its related entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding company common stock and outstanding company voting securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the company or all or substantially all of the company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the outstanding company common stock and outstanding company voting securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the company or such entity resulting from such Business Combination or any person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the board, providing for such Business Combination; or

●
approval by the stockholders of the company of a complete liquidation or dissolution of the company.

TRANSACTIONS WITH RELATED PERSONS

              Any transaction with a related person is subject to our written policy for transactions with related persons, which is available on our website at https://www.relm.com/resources/policies-and-procedures. The nominating and corporate governance committee is responsible for applying this policy. As set forth in the policy, the nominating and corporate governance committee reviews the material facts of the transaction and considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The policy also prohibits our directors from participating in any discussion or approval of any interested transaction for which he is a related person, except that the director is required to provide all material information concerning the transaction to the nominating and corporate governance committee.

If a transaction with a related party will be ongoing, the nominating and corporate governance committee will establish guidelines for our management to follow in its ongoing relationships with the related person, will review and assess ongoing relationships with the related person to determine if such relationships are in compliance with the committee’s guidelines, and based on all the relevant facts and circumstances, will determine if it is in the best interests of the Company and our stockholders to continue, modify or terminate any such interested transaction.

The policy provides exceptions for certain transactions, including (i) those involving compensation paid to a director or executive officer required to be reported in the Company’s proxy statement, (ii) transactions with another company at which a related person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $500,000, or two percent (2%) of that company’s total annual revenues, (iii) certain charitable contributions, (iv) transactions where all stockholders of the Company receive proportional benefits, (v) transactions involving competitive bids, (vi) certain regulated transactions and (vii) certain banking-related services.

During 2016 and 2015, we did not have any transactions with related persons that were reportable under Item 404 of Regulation S-K, and we do not have any transactions with related persons currently proposed for 2017 that are reportable under Item 404 of Regulation S-K.

RELATIONSHIP WITH OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Moore Stephens Lovelace, an independent registered public accounting firm, audited our financial statements for fiscal 2016 and fiscal 2015. We had no disagreements with Moore Stephens Lovelace on accounting and financial disclosures. Moore Stephens Lovelace’s work on our audit for fiscal 2016 was performed by full time, permanent employees and partners of Moore Stephens Lovelace.

Moore Stephens Lovelace has been reappointed to serve as our independent registered public accounting firm for fiscal 2017. The audit committee, in discussing the reappointment of Moore Stephens Lovelace, considered the qualifications, experience, independence, compliance with regulations, quality control, candor, objectivity, and professional skepticism of Moore Stephens Lovelace and the effectiveness of the firm’s processes, including its timeliness and responsiveness and communication and interaction with management. The audit committee and the board of directors believe that the continued retention of Moore Stephens Lovelace as our independent registered public accounting firm is in the best interests of the Company and our stockholders.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 General

Our audit committee has appointed Moore Stephens Lovelace to serve as our independent registered public accounting firm for fiscal 2017. Representatives of Moore Stephens Lovelace are expected to be present at the annual meeting and will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate stockholder questions.

Although applicable law does not require stockholder ratification of the appointment of Moore Stephens Lovelace to serve as our independent registered public accounting firm, our board has decided to ascertain the position of our stockholders on the appointment. If our stockholders do not ratify the appointment of Moore Stephens Lovelace, our audit committee will reconsider the appointment. Even if the selection is ratified, our audit committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Change in Independent Auditors

On November 9, 2015, we dismissed BDO USA, LLP (“BDO USA”) as our independent registered public accounting firm and appointed Moore Stephens Lovelace as our new independent registered public accounting firm, effective immediately. The decision to change our independent registered public accounting firm to Moore Stephens Lovelace was approved by the audit committee.

The reports of BDO USA on our financial statements for the fiscal years ended December 31, 2013 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2013 and 2014, and in the subsequent interim periods through November 9, 2015, there were no disagreements with BDO USA on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of BDO USA, would have caused BDO USA to make reference to the matter in its report.

During the fiscal years ended December 31, 2013 and 2014, and in the subsequent interim periods through November 9, 2015, there were no “reportable events” as that term is defined in Item 304(a)(i)(v) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”).

We provided BDO USA with a copy of the foregoing disclosures and requested BDO USA to furnish to us a letter addressed to the SEC stating whether or not it agrees with the above disclosures. A copy of this letter, dated November 9, 2015, was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on November 10, 2015.

Vote Required

This proposal will be approved if the number of votes cast “for” the ratification of Moore Stephens Lovelace as our independent registered public accounting firm exceed the number of votes cast “against” ratification. Abstentions and broker non-votes will have no effect on the outcome of the vote. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, in favor of this proposal.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              The rules of the SEC require us to disclose fees billed by our independent registered public accounting firm for services rendered to us for each of the years ended December 31, 2016 and 2015. Since November 9, 2015, we have engaged Moore Stephens Lovelace as our independent registered public accounting firm. The following table represents aggregate fees billed for the fiscal years ended December 31, 2016 and December 31, 2015 by Moore Stephens Lovelace and BDO USA, our prior independent registered public accounting firm.

	2016	2015
Moore Stephens Lovelace, P.A.
Audit Fees (1)	$105,000	$105,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—

BDO USA, LLP
Audit Fees (1)	—	53,700
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total	$105,000	$158,700

(1)
For 2016 and 2015, includes fees paid to Moore Stephens Lovelace for professional services rendered for the audit for our annual financial statements for the years ended December 31, 2016 and 2015 and for reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2016. For 2015, includes fees paid to BDO USA for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2015.

(2)
No audit-related services were performed for us by Moore Stephens Lovelace in 2016 or 2015 or by BDO USA in 2015. Audit-related services include assurance and related services that are related to the performance of the audit or review of our financial statements.

(3)	No tax services were performed for us by Moore Stephens Lovelace in 2016 or 2015 or by BDO USA in 2015. Tax services include tax compliance, tax advice and tax planning.
(4)	No other services were performed for us by Moore Stephens Lovelace in 2016 or 2015 or by BDO USA in 2015.

As previously discussed, the audit committee has implemented pre-approval procedures consistent with the rules adopted by the SEC.

The audit committee has determined that the provision of the services by Moore Stephens Lovelace and BDO USA reported hereunder had no impact on their independence.

PROPOSAL 3: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

General

We are providing stockholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers at this annual meeting as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd Frank Act”) and Section 14A of the Exchange Act. At the 2011 annual meeting of stockholders, stockholders were asked to recommend how often they should be given the opportunity to cast this advisory vote. The stockholders voted to hold the advisory vote on executive compensation every three years and the board of directors approved this choice. Stockholders also have the opportunity to vote on the frequency of future votes on named executive officer compensation at this annual meeting, as described below under “Proposal 4 – Advisory Approval of the Frequency of the Advisory Vote on Named Executive Officer Compensation.” The last advisory vote on named executive officer compensation was held at our 2014 annual meeting of stockholders. At that meeting, approximately 98% of stockholders who cast votes on the matter voted in favor of the compensation of our named executive officers. The compensation committee considered the results of the last advisory say-on-pay vote when setting executive compensation and decided, based upon strong stockholder support, not to make any changes to our compensation program.

This proposal gives our stockholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation or any single compensation philosophy, policy or practice, but rather the overall compensation of our Named Executive Officers as described in this proxy statement.

We are asking our stockholders to indicate their support for the compensation of our Named Executive Officers by voting on the following resolution at the annual meeting:

“RESOLVED, that the stockholders of RELM Wireless Corporation approve, on an advisory, non-binding basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

While the board of directors values the opinions of our stockholders, the say-on-pay vote is advisory and is not binding on the Company, the board of directors or the compensation committee. We will consider the results of the vote when evaluating our executive compensation practices and considering future executive compensation arrangements.

Vote Required

The number of votes cast by stockholders, either in person or by proxy, at the annual meeting “for” advisory approval of the compensation of our Named Executive Officers pursuant to the above resolution must exceed the number of votes cast “against” advisory approval. Abstentions and broker non-votes will have no effect on the vote. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, for the advisory approval of the compensation of our Named Executive Officers.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” advisory approval of the compensation of our Named Executive Officers pursuant to the above resolution.

PROPOSAL 4: ADVISORY APPROVAL OF THE FREQUENCY OF THE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

General

The Dodd-Frank Act enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our Named Executive Officers (also known as “say-when-on-pay”). This advisory vote, which is also required by Section 14A of the Exchange Act, must be solicited from our stockholders at least once every six years. At the last vote held at the 2011 annual meeting of stockholders, stockholders voted for the advisory vote on Named Executive Officer compensation to be held once every three years, and the board of directors approved this choice.

The board of directors believes that a frequency of every three years for the advisory vote on executive compensation is the optimal interval for conducting and responding to a vote on executive compensation. Stockholders who have concerns about executive compensation during the interval between votes on executive compensation may bring their specific concerns to the attention of the board of directors. Please refer to “Stockholder Communications” in this proxy statement for information about communicating with the board of directors. The board and the compensation committee believe that holding a vote on executive compensation every three years provides the board and the compensation committee with the opportunity to thoroughly consider the results of the advisory vote, respond to the vote results and effectively implement any appropriate changes to our executive compensation policies and procedures.

We understand that our stockholders may have different views as to the frequency of “say-on-pay” votes, and we look forward to hearing from our stockholders on this Proposal 4. We are asking our stockholders to indicate whether they would prefer that we conduct future advisory votes on the compensation of our Named Executive Officers annually, every two years or every three years by voting on the following resolution at the annual meeting:

“RESOLVED, that the option of every year, every two years or every three years that receives the highest number of votes cast for this resolution will be considered the stockholders’ recommendation of the frequency with which RELM Wireless Corporation is to hold a stockholder advisory vote on the compensation of its Named Executive Officers.”

Although this advisory vote on the frequency of the advisory vote on our Named Executive Officer compensation is non-binding, the board and the compensation committee will take into account the outcome of the vote when considering the frequency of future advisory votes on the compensation of our Named Executive Officers. Notwithstanding the board’s recommendation and the outcome of the stockholder vote, the board may in the future decide to conduct advisory votes on the compensation of our Named Executive Officers on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and changes to compensation programs. The next stockholder vote on the frequency of future votes on the compensation of our Named Executive Officers is currently expected to occur at our 2023 annual meeting of stockholders.

Vote Required

The option of every year, every two years or every three years that receives the highest number of votes cast by stockholders, either in person or by proxy, at the annual meeting will be considered the stockholders’ recommendation of the frequency for the advisory vote on the compensation of our Named Executive Officers. Abstentions and broker non-votes will have no effect on the vote. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, for a three year frequency.

Recommendation of the Board

Our board of directors recommends a vote “FOR” the option of every three years as the frequency to have an advisory vote on the compensation of our Named Executive Officers.

PROPOSAL 5: APPROVAL OF THE RELM WIRELESS CORPORATION
2017 INCENTIVE COMPENSATION PLAN

Our board of directors approved the RELM Wireless Corporation 2017 Incentive Compensation Plan (the “2017 Plan”) on March 27, 2017, subject to approval by our stockholders. We are recommending that stockholders approve the 2017 Plan because we believe that the 2017 Plan will be essential to our continued success, by allowing the Company to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of our stockholders.

If approved by our stockholders, the 2017 Plan will be the successor to the Company’s 2007 Incentive Compensation Plan (the “2007 Plan”). As of March 27, 2017, approximately 189,837 shares of the Company’s common stock (“shares”) remained available for issuance under the 2007 Plan. If the 2017 Plan is approved by our stockholders, no further awards will be made under the 2007 Plan. However, awards granted under the 2007 Plan (and its predecessor, our 2007 Omnibus Plan) before stockholder approval of the 2017 Plan will remain outstanding in accordance with their terms.

Stockholders are being asked to approve the 2017 Plan to authorize a number of shares for issuance under the 2017 Plan equal to 1,000,000 shares (including 293,337 shares available as of December 31, 2016 for issuance under the Prior Plan), minus the number of shares subject to awards granted under the 2007 Plan after December 31, 2016 and prior to stockholder approval of the 2017 Plan. Additionally, shares subject to outstanding awards under the 2007 Plan after December 31, 2016 that are forfeited, cancelled, surrendered, settled in cash or otherwise terminated without the issuance of shares will be added to the number of shares available for issuance under the 2017 Plan. As of March 27, 2017, 304,500 shares were subject to the outstanding awards under the Prior Plan.

In recommending that the board of directors adopt the 2017 Plan, the compensation committee considered factors such as the number of shares remaining for awards under the 2007 Plan, the Company’s historical and expected usage of equity compensation, the potential dilutive effect of the 2017 Plan on the Company’s stockholders, and the importance of an effective equity compensation program to the Company’s success.

As of March 27, 2017, there were no shares subject to outstanding “full-value” awards (i.e., awards other than stock options and stock appreciation rights) granted under the 2007 Plan and 304,500 shares subject to outstanding stock options granted under the 2007 Plan. As of that date, the weighted average exercise price of our outstanding stock options was $4.58, and the weighted average remaining contractual term of our stock options was 7.46 years.

Based on our historical equity grant practices, we believe that the shares reserved for issuance under the 2017 Plan, if approved by our stockholders, will be sufficient for us to continue granting equity awards for approximately ten years. Without stockholder approval of the 2017 Plan, we may be required to increase the cash components of our compensation program which would inhibit our ability to align interests of our executives with those of our stockholders.

Stockholders are also being asked to approve the 2017 Plan for the following reasons:

●
To authorize the grant of awards under the 2017 Plan that are intended to be treated as “qualified performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code (“Section 162(m)”). Section 162(m) generally would prevent the Company from claiming a federal income tax deduction for compensation in excess of $1 million per year paid to its principal executive officer or either of its two other most highly compensated named executive officers. However, if certain conditions are met, “qualified performance-based compensation” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit. Among other requirements, in order for awards to be treated as “qualified performance-based compensation” for purposes of Section 162(m), the material terms of the performance goals under which compensation may be paid must be disclosed to and approved by our stockholders. Those material terms include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goals are based, and (iii) the maximum amount of compensation that can be paid to an employee under the performance-based awards. Each of these aspects of the 2017 Plan is discussed below.

●
To approve an annual limit of $200,000 that will apply to the grant date fair value of equity awards that may be granted to any one non-employee director under the 2017 Plan, plus the amount of cash fees paid to the non-employee director during the year.

●
To authorize the grant of stock options that qualify for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code.

Plan Highlights

The 2017 Plan contains a number of provisions that are consistent with our compensation philosophy and designed to protect the interests of our stockholders, including the following:

Feature	Description
Minimum Vesting Requirements (with 5% Exception)
The 2017 Plan generally requires that all awards be subject to a minimum vesting period of at least one year, except that up to 5% of the shares reserved for issuance under the 2017 Plan may be subject to awards with a shorter vesting period (or with no vesting requirement). Other exceptions to the minimum vesting requirement may apply in connection with a change in control or for awards to participants outside the United States.

No “Liberal” Change in Control Definition
The 2017 Plan does not provide a “liberal” change in control definition, which means that a change in control must actually occur in order for the change in control provisions in the 2017 Plan to be triggered.

No Automatic “Single-Trigger” Vesting on a Change in Control
The 2017 Plan generally provides for “double-trigger” vesting of equity awards that are assumed in a change in control transaction, which means that awards which are assumed in the transaction generally will continue to vest based on continued service, or, if earlier, upon a termination by the Company without cause or by the participant for good reason, within two years after the change in control.

Awards that are not assumed in the transaction would vest on a “single-trigger” basis upon a change in control.

No “Liberal” Share Recycling
The 2017 Plan prohibits “liberal” share recycling with respect to any awards granted under the 2017 Plan, which means that shares used to pay the exercise price of a stock option, shares used to satisfy a tax withholding obligation with respect to any award, and shares that are repurchased by the Company with stock option proceeds will not be added back to the 2017 Plan. In addition, when a stock appreciation right is settled in shares, all of the shares underlying the stock appreciation right will be counted against the share limit of the 2017 Plan.

No Discounted Stock Options or Stock Appreciation Rights	The 2017 Plan does not permit the use of “discounted” stock options or stock appreciation rights.
No Re-Pricing of Stock Options or Stock Appreciation Rights; No Reload Awards
The 2017 Plan does not permit the “re-pricing” of stock options and stock appreciation rights without stockholder approval. This includes a prohibition on cash buyouts of underwater options or stock appreciation rights and “reloads” in connection with the exercise of options or stock appreciation rights.

No Dividends or Dividend Equivalents on Unvested Awards or Stock Options/Stock Appreciation Rights
No dividends or dividend equivalents will be paid currently while awards are unvested. Instead, any dividends or dividend equivalents with respect to unvested awards will be accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, the achievement of performance goals). Additionally, no dividend equivalents will be granted with respect to any shares underlying a stock option or stock appreciation right.

A summary of the material terms of the 2017 Plan is provided below and the complete text of the 2017 Plan is attached as Annex A to this proxy statement. The following summary of the 2017 Plan does not purport to be complete and is qualified in its entirety by reference to Annex A.

Summary of the Plan

Awards and Term of the Plan

Awards granted under the 2017 Plan may be in the form of stock options (which may be incentive stock options or nonqualified stock options), stock appreciation rights (or “SARs”), restricted shares, restricted share units, other share-based awards and cash-based awards. No awards may be made under the 2017 Plan after March 27, 2027, or such earlier date as the board of directors may terminate the 2017 Plan.

Administration

The 2017 Plan will be administered by the compensation committee of the board of directors, or by such other committee or subcommittee as may be appointed by our board, and which consists entirely of two or more individuals who are “outside directors” within the meaning of Section 162(m), “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent directors” within the meaning of applicable stock exchange rules. The compensation committee can make rules and regulations and establish such procedures for the administration of the 2017 Plan as it deems appropriate, and may delegate any of its authority to one or more directors or employees of the Company, to the extent permitted by applicable laws. Our board of directors also reserves the authority to administer and issue awards under the 2017 Plan.

Eligibility

The 2017 Plan provides for awards to our non-employee directors and to employees and consultants of the Company and our subsidiaries designated by the compensation committee, except that incentive stock options may only be granted to our employees and employees of our subsidiaries. It is currently anticipated that approximately 105 employees and seven non-employee directors will be eligible for awards under the 2017 Plan.

Shares Available

The maximum number of shares that may be issued or transferred with respect to awards under the 2017 Plan is 1,000,000 shares (including 293,337 shares available as of December 31, 2016 for issuance under the Prior Plan), decreased by the number of shares subject to awards granted under the 2007 Plan after December 31, 2016 and prior to stockholder approval of the 2017 Plan, and increased by the number of shares covered by outstanding awards under the 2007 Plan after December 31, 2016 that are forfeited, cancelled, surrendered, settled in cash or otherwise terminated without the issuance of shares. The number of shares available for issuance under the 2017 Plan is also subject to adjustment in certain circumstances, as described below. Shares issued under the 2017 Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares underlying awards that are settled in cash or that expire or are forfeited, cancelled, surrendered or otherwise terminated without the issuance of shares will again be available for issuance under the 2017 Plan. Shares used to pay the exercise price of stock options, repurchased by us with stock option proceeds, or used to pay withholding taxes upon exercise, vesting or payment of an award, will not again be available for issuance under the 2017 Plan. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2017 Plan regardless of the number of shares used to settle the SAR.

Shares subject to awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company will not count against the share limit above, except as may be required by the rules and regulations of any stock exchange or trading market.

Non-Employee Director Award Limits

The 2017 Plan provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

Individual Award Limits under Section 162(m)

The compensation committee may, but is not required to, grant awards under the 2017 Plan that are intended to qualify for exemption from Section 162(m) as “qualified performance-based compensation.” Therefore, the 2017 Plan imposes the following additional individual sub-limits on awards granted under the 2017 Plan that are intended to satisfy that exemption:

●
the maximum aggregate number of shares that may be subject to stock options or SARs granted in any calendar year to any one participant will be 500,000 shares;

●
the maximum aggregate number of shares of restricted stock and shares issuable or deliverable under restricted share units and other share-based awards granted in any calendar year to any one participant will be 500,000 shares; and

●
the maximum aggregate cash compensation that can be paid pursuant to cash-based awards or other share-based awards granted in any calendar year to any one participant will be (a) $5,000,000 with respect to any 12-month performance period (pro-rated for any performance period of less than 12 months) or (b) with respect to any performance period of more than 12 months, $5,000,000 multiplied by the number of full 12-month periods in the applicable performance period.

Stock Options

Subject to the terms and provisions of the 2017 Plan, options to purchase shares may be granted to eligible individuals at any time and from time to time as determined by the compensation committee. Options may be granted as incentive stock options (all of the shares available for issuance under the 2017 Plan may be issued pursuant to incentive stock options), or as non-qualified stock options. Subject to the limits provided in the 2017 Plan, the compensation committee or its delegate will determine the number of options granted to each recipient. Each option grant will be evidenced by a stock option agreement that specifies whether the options are intended to be incentive stock options or non-qualified stock options and such additional limitations, terms and conditions as the compensation committee may determine.

The exercise price for each stock option may not be less than 100% of the fair market value of a share on the date of grant, and each stock option shall have a term no longer than 10 years. As of March 27, 2017, the closing price of our common stock as reported on the NYSE MKT was $5.10 per share. The method of exercising a stock option granted under the 2017 Plan will be set forth in the applicable award agreement and may include payment of cash or cash equivalent, tender of previously acquired shares with a fair market value equal to the exercise price, a cashless exercise (including withholding of shares otherwise deliverable on exercise or a broker-assisted arrangement as permitted by applicable laws), a combination of the foregoing methods, or any other method approved by the compensation committee in its discretion.

The grant of a stock option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of the stock option and the registration of shares in the recipient’s name.

Stock Appreciation Rights

The compensation committee in its discretion may grant SARs under the 2017 Plan. A SAR entitles the holder to receive from us upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR shall have a term no longer than 10 years.

We may make payment of the amount to which the participant exercising a SAR is entitled by delivering shares, cash or a combination of stock and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the compensation committee may determine.

Restricted Shares

Under the 2017 Plan, the compensation committee may grant or sell restricted shares to plan participants (i.e., shares that are subject to a substantial risk of forfeiture and restrictions on transferability). Except for these restrictions and any others imposed by the compensation committee, upon the grant of restricted shares, the recipient will have rights of a stockholder with respect to the restricted shares, including the right to vote the restricted shares and to receive dividends and other distributions paid or made with respect to the restricted shares, except that any dividends with respect to unvested restricted shares will be accumulated or deemed reinvested until the vesting of the underlying restricted shares. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted shares. Each award of restricted shares will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the compensation committee may determine.

Restricted Share Units

Under the 2017 Plan, the compensation committee may grant or sell to plan participants restricted share units, which constitute an agreement to deliver shares (or an equivalent value in cash) to the participant at the end of a specified restriction period and subject to such other terms and conditions as the compensation committee may specify. Restricted share units are not shares and do not entitle the recipients to the rights of a stockholder. Restricted share units granted under the 2017 Plan may be subject to performance conditions. Restricted share units will be settled in cash or shares or a combination thereof, in an amount based on the fair market value of a share on the settlement date. Each restricted share unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the compensation committee may determine, which may include restrictions based upon the achievement of performance objectives.

Other Share-Based Awards

The 2017 Plan also provides for grants of other share-based awards under the plan, which may include unrestricted shares or time-based or performance-based unit awards that are settled in shares and/or cash. Each other share-based award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the compensation committee may determine.

Dividend Equivalents

As determined by the compensation committee in its discretion, restricted share units or other share-based awards may provide the participant with a deferred and contingent right to receive dividend equivalents, either in cash or in additional shares. Any such dividend equivalents will be accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, the achievement of performance objectives). No dividend equivalents shall be granted with respect to shares underlying any stock option or SAR.

Cash-Based Awards

The 2017 Plan authorizes the compensation committee to grant cash-based awards, which will be evidenced by an award agreement that specifies the terms of the award, such as the achievement of applicable stated performance objectives.

Minimum Vesting Requirements

In general, each award granted under the 2017 Plan will have a minimum vesting or performance period of at least one year. However, awards covering up to 5% of the 2017 Plan’s share reserve may be granted as unrestricted awards or otherwise with a vesting or performance period of less than one year. Other exceptions to the minimum vesting requirement may apply in connection with a change in control or for awards to participants outside the United States.

Performance Objectives

The plan provides that performance objectives may be established by the compensation committee in connection with any award granted under the 2017 Plan. Performance objectives may relate to performance of the Company or one or more of our subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group or companies or a special index of companies.

The compensation committee may, in its discretion, grant awards under the 2017 Plan that are intended to qualify for the “qualified performance-based compensation” exemption from Section 162(m). In the case of an award intended to qualify for that exemption, such goals shall be based on the attainment of specified levels of one or more of the following measures: earnings per share; revenues or margins; cash flow; operating margin; return on net assets, investment, capital, or equity; economic value added; direct contribution; net income; pretax income; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; working capital; management of fixed costs or variable costs; identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; total shareholder return; debt reduction; market share; entry into new markets, either geographically or by business unit; customer retention and satisfaction; strategic plan development and implementation, including turnaround plans; and/or the fair market value of a share.

Performance objectives related to an award intended to be treated as qualified performance-based compensation for purposes of Section 162(m) will be set by the compensation committee within the time period and other requirements prescribed by Section 162(m). We have not adopted any policy that would require the Committee to grant awards under the 2017 Plan that are intended to treated as qualified performance-based compensation, and there can be no guarantee that any awards granted under the 2017 Plan will be so treated. As such, we may from time to time pay compensation that is not deductible under Section 162(m), if we believe that it is in our stockholders’ best interests.

Change in Control

The 2017 Plan generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2017 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without cause, or by the participant for “good reason”. Any stock options or SARs that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

To the extent outstanding awards granted under the 2017 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The compensation committee has the discretion to determine whether or not any outstanding awards granted under the 2017 Plan will be assumed by the resulting entity in connection with a change in control, and the compensation committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The compensation committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2017 Plan, subject to exceptions set forth in the 2017 Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the company’s common stock; (b) the incumbent board of directors ceasing to constitute a majority of the board of directors; (c) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; and (d) the complete liquidation or dissolution of the company. The full definition of “change in control” is set out in the 2017 Plan.

Whether a participant’s employment has been terminated for “cause” will be determined by the compensation committee. Unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “cause”, as a reason for termination of a participant’s employment generally includes (a) the participant’s failure to perform, in a reasonable manner, his or her assigned duties; (b) the participant’s violation or breach of his or her employment agreement, consulting agreement or other similar agreement; (c) the participant’s violation or breach of any non-competition, non-solicitation, non-disclosure and/or other similar agreement; (d) any act of dishonesty or bad faith by the participant with respect to the Company or a subsidiary; (e) the participant’s breach of fiduciary duties owed to the Company, (e) the use of alcohol, drugs or other similar substances in a manner that adversely affects the participant’s work performance, or (f) the participant’s commission of any act, misdemeanor, or crime reflecting unfavorably upon the participant or the Company or any subsidiary.

For purposes of the 2017 Plan, unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “good reason” generally includes (a) the assignment to the participant of any duties that are inconsistent in any material respect with his or her duties or responsibilities as previously assigned by the Company or a subsidiary, or any other action by the Company or a subsidiary that results in a material diminution of the participant’s duties or responsibilities, other than any action that is remedied by the Company or a subsidiary promptly after receipt of notice from the participant; or (b) any material failure by the Company or a subsidiary to comply with its obligations to the participant as agreed upon, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company or subsidiary promptly after receipt of notice from the Participant.

Forfeiture and Recoupment of Awards

Awards granted under the 2017 Plan also may be subject to forfeiture or recoupment as provided pursuant to any compensation recovery (or “clawback”) policy that the Company may adopt or maintain from time to time.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin off, rights offering or recapitalization through a large, nonrecurring cash dividend, the compensation committee will adjust the number and kind of shares that may be delivered under the 2017 Plan, the individual share award limits, and, with respect to outstanding awards, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the compensation committee may, in its discretion, make such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights. However, unless otherwise determined by the compensation committee, we will always round down to a whole number of shares subject to any award. Moreover, in the event of any such transaction or event, the compensation committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

Transferability

Except as the compensation committee otherwise determines, awards granted under the 2017 Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the compensation committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative. Any award made under the 2017 Plan may provide that any shares issued as a result of the award will be subject to further restrictions on transfer.

Amendment; Prohibition on Re-Pricing

The board of directors may amend, alter or discontinue the 2017 Plan at any time, with stockholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without his or her consent, except for amendments made to cause the plan to comply with applicable law, stock exchange rules or accounting rules.

Except in connection with a corporate transaction, no award may be amended or otherwise subject to any action that would be treated as a “re-pricing” of such award, unless such action is approved by our stockholders.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2017 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Non-Qualified Stock Options. A participant will not recognize taxable income at the time of grant of a non-qualified stock option, and we will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and we generally will be entitled to a corresponding deduction.

Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and we will not be entitled to any deduction. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price, and we generally will be entitled to a corresponding deduction.

Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR, and we will not be entitled to a tax deduction at such time. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by us, and we generally will be entitled to a corresponding deduction.

Restricted Shares. A participant will not recognize taxable income at the time of grant of restricted shares, and we will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares. We generally will be entitled to a corresponding deduction at the time the ordinary income is recognized by the participant, except to the extent the deduction limits of Section 162(m) apply.

Restricted Share Units. A participant will not recognize taxable income at the time of grant of a restricted share unit award, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by us, and we generally will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

Other Share-Based Awards and Cash-Based Awards. Generally, participants will recognize taxable income at the time of payment of cash-based awards and at the time of settlement of other share-based awards (with the amount of income recognized pursuant to other share-based awards generally being equal to the amount of cash and the fair market value of any shares delivered under the award). We generally will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

Section 162(m). Section 162(m) generally limits the deductibility of certain compensation paid by the Company to its chief executive officer and the next two most highly compensated named executive officers. Compensation paid to such an officer during a year in excess of $1 million that is not qualified performance-based compensation (or does not comply with other exceptions) would not be deductible on our federal income tax return for that year. The compensation committee will evaluate from time to time the relative benefits to us of qualifying other awards under the plan for deductibility under Section 162(m).

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the 2017 Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code. However, the Company does not warrant the tax treatment of any award under Section 409A or otherwise.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of shares under the 2017 Plan with the SEC pursuant to the Securities Act after approval of the 2017 Plan by the Company’s stockholders.

New Plan Benefits

Because it is within the discretion of the compensation committee to determine which non-employee directors, employees and consultants will receive awards and the amount and type of such awards, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the 2017 Plan or the amount of such awards.

Vote Required

The number of votes cast by stockholders, either in person or by proxy, at the annual meeting “for” approval of the 2017 Incentive Compensation Plan must exceed the number of votes cast “against” approval of the plan. Abstentions will count as a vote “against” the plan and broker non-votes will have no effect on the vote. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, for the approval of the 2017 Incentive Compensation Plan.

Recommendation of the Board

Our board of directors recommends a vote “FOR” the approval of the 2017 Incentive Compensation Plan.

EQUITY COMPENSATION PLAN INFORMATION

              The following table provides information as of December 31, 2016 with respect to our equity compensation plans: the 2007 Non-Employee Director Stock Option Plan and the 2007 Incentive Compensation Plan, under which our common stock is authorized for issuance. On December 31, 2016, no shares of our common stock were available for issuance under the 2007 Non-Employee Director Stock Option Plan and 293,337 shares of our common stock were available for issuance under the 2007 Incentive Compensation Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a)) (2)
Equity compensation plans approved by security holders	311,000	$3.48	293,337
Equity compensation plans not approved by security holders	—	—	—
Total	311,000	$3.48	293,337

(1)	Includes 311,000 shares issuable upon the exercise of awards outstanding under the 2007 Incentive Compensation Plan.
(2)	Represents shares available for issuance under the 2007 Incentive Compensation Plan.

MISCELLANEOUS

 Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than 10 percent of our common stock, file with the SEC initial statements of beneficial ownership of common stock and statements of changes in beneficial ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with all Section 16 reports they file.

Based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our officers, directors and 10 percent beneficial owners were timely complied with during fiscal 2016, except for Mr. Goebert’s Form 4 for the exercise of stock options, filed on May 25, 2016, which was inadvertently filed late.

Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for fiscal 2016, as filed with the SEC, are available to stockholders without charge upon written request to Corporate Secretary of RELM at 7100 Technology Drive, West Melbourne, Florida 32904.

Eliminating Duplicative Proxy Materials

A single Notice of Internet Availability of Proxy Materials or a single copy of our Annual Report on Form 10-K for fiscal 2016 and this proxy statement will be delivered to multiple stockholders who live at the same address. If you live at the same address as another stockholder and would like to receive your own copy of the Notice of Internet Availability of Proxy Materials, the 2016 annual report, or this proxy statement, please contact us at 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414. A separate copy of the Notice of Internet Availability of Proxy Materials, or of our 2016 annual report and this proxy statement, will be delivered to you promptly and without charge. If you live at the same address as another stockholder and are receiving multiple copies of our proxy materials, please contact us at the telephone number or address above if you only want to receive one copy of those materials.

Stockholder Proposals

Inclusion of Proposals in our Proxy Statement Pursuant to SEC Rules

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2018 annual meeting of stockholders. To be eligible for inclusion in our 2018 proxy statement, any such proposals must be delivered in writing to the Corporate Secretary of RELM no later than January 4, 2018, and must meet the requirements of Rule 14a-8 under the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Advance Notice Requirements for Stockholder Submission of Nominations and Proposals

In addition, pursuant to the advance notice provisions set forth in our bylaws, for a stockholder’s proposal or nomination to be properly presented at the 2018 annual meeting of stockholders, but not submitted for inclusion in our proxy statement, such stockholder’s written notice of the intent of such stockholder to make a nomination of a person for election as a director or to bring any other matter before the annual meeting must be delivered to the Corporate Secretary of RELM at the principal executive offices of the Company no less than 120 days nor more than 180 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders. As a result, proposals for the 2018 annual meeting of stockholders submitted outside the provisions of Rule 14a-8 will be considered untimely if submitted prior to November 5, 2017 or after January 4, 2018. Also, any proxy granted with respect to the 2018 annual meeting of stockholders will confer on management discretionary authority to vote with respect to a stockholder proposal or director nomination if notice of such proposal or nomination is not received by our Corporate Secretary within the timeframe provided above.

Other Matters

As of the date of this proxy statement, our board of directors does not know of any other matters for consideration at the annual meeting other than as described in this proxy statement. If, however, any other matters are properly brought before the annual meeting, the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

ANNEX A

RELM WIRELESS CORPORATION
2017 INCENTIVE COMPENSATION PLAN

1.           Establishment, Purpose, Duration.

a.           Establishment.  RELM Wireless Corporation (the “Company”) hereby establishes an equity compensation plan to be known as the RELM Wireless Corporation 2017 Incentive Compensation Plan (the “Plan”).  The Plan is effective as of March 27, 2017 (the “Effective Date”), subject to the approval of the Plan by the shareholders of the Company (the date of such shareholder approval being the “Approval Date”).  Definitions of capitalized terms used in the Plan are contained in Section 2 of the Plan.

b.           Purpose.  The purpose of the Plan is to attract and retain Directors, Consultants, officers and other key Employees of the Company and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

c.           Duration.  No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine.  The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

d.           Prior Plans.  If the Company’s shareholders approve the Plan, the RELM Wireless Corporation 2007 Incentive Compensation Plan (the “Prior Plan”) will terminate in its entirety effective on the Approval Date; provided that all outstanding awards under the Prior Plan as of the Approval Date shall remain outstanding and shall be administered and settled in accordance with the provisions of the Prior Plan.

2.           Definitions. As used in the Plan, the following definitions shall apply.

a.           “Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

b.           “Approval Date” has the meaning given such term in Section 1(a).

c.           “Award” means an award of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Other Share-Based Awards, or Cash-Based Awards granted pursuant to the terms and conditions of the Plan.

d.           “Award Agreement” means either: (a) an agreement, in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan; or (b) a statement, in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.

e.           “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

f.           “Board” means the Board of Directors of the Company.

g.           “Business Combination” has the meaning given such term in Section 2(j).

h.           “Cash-Based Award” shall mean a cash Award granted pursuant to Section 11 of the Plan.

i.           “Cause” as a reason for a Participant’s termination of a Participant’s Continuous Service shall have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Subsidiary or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (a) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Subsidiary, (b) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Subsidiary, if any, (c) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Subsidiary, (d) any act by the Participant of dishonesty or bad faith with respect to the Company or a Subsidiary, (e) breach of fiduciary duties owed to the Company, (e) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (f) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Subsidiary. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

j.           “Change in Control” shall mean, unless otherwise specified in an Award Agreement, the occurrence of any of the following:

a.           The acquisition by any Person  of Beneficial Ownership  of more than fifty percent (50%) of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this paragraph, the following acquisitions shall not constitute or result in a Change in Control: (u) any acquisition directly from the Company, (v) any acquisition by Fundamental Global Investors, LLC, Ballantyne Strong, Inc. and their affiliates), (w) any acquisition by the Company, (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (c) below; or

b.           Individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

c.           Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, or a sale or other disposition of all or substantially all of the assets of the Company (each a “Business Combination”), in each case, unless, following such Business Combination, (i) no Person (other than Fundamental Global Investors, LLC, Ballantyne Strong, Inc. and their affiliates, any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination; and (ii) at least a majority of the members of the board of directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

d.           A complete liquidation or dissolution of the Company.

k.           “Code” means the Internal Revenue Code of 1986, as amended.

l.           “Committee” means the Compensation Committee of the Board or such other committee or subcommittee of the Board as may be duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board.  To the extent required by Applicable Laws, the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act, an “outside director” within the meaning of regulations promulgated under Section 162(m) of the Code, and an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed.

m.           “Company” has the meaning given such term in Section 1(a) and any successor thereto.

n.           “Consultant” means an independent contractor that (a) performs services for the Company or a Subsidiary in a capacity other than as an Employee or Director and (b) qualifies as a consultant under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.

o.           “Continuous Service” means the uninterrupted provision of services to the Company or any Subsidiary in any capacity of Employee, Director, Consultant or other service provider.  Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Subsidiaries, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

p.           “Controlling Interest” has the meaning given such term in Section 2(j).

q.           “Date of Grant” means the date specified by the Committee on which the grant of an Award is to be effective.  The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee.  In no event shall the Date of Grant be earlier than the Effective Date.

r.           “Director” means any individual who is a member of the Board and who is not an Employee.

s.           “Effective Date” has the meaning given such term in Section 1(a).

t.           “Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Laws.

u.           “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

v.           “Fair Market Value” means the value of one Share on any relevant date, determined under the following rules: (a) the closing sale price per Share on that date as reported on the principal exchange on which Shares are then trading, if any, or if applicable the NYSE MKT, or if there are no sales on that date, on the next preceding trading day during which a sale occurred; (b) if the Shares are not reported on a principal exchange or national market system, the average of the closing bid and asked prices last quoted on that date by an established quotation service for over-the-counter securities; or (c) if neither (a) nor (b) applies, (i) with respect to Stock Options, Stock Appreciation Rights and any Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

w.           “Good Reason” shall, with respect to any Participant, have the meaning specified in the applicable Award Agreement.  In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Subsidiary or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's duties or responsibilities as assigned by the Company or a Subsidiary, or any other action by the Company or a Subsidiary which results in a material diminution in such duties or responsibilities, excluding for this purpose any action which is remedied by the Company or a Subsidiary promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or a Subsidiary to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company or a Subsidiary promptly after receipt of notice thereof given by the Participant.

x.           “Incentive Stock Option” or “ISO” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

y.           “Incumbent Board” has the meaning given such term in Section 2(j).

z.           “Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

aa.         “Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 10.

bb.         “Outstanding Company Common Stock” has the meaning given such term in Section 2(j).

cc.         “Outstanding Company Voting Securities” has the meaning given such term in Section 2(j).

dd.         “Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

ee.         “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

ff.          “Performance Objectives” means the performance objective or objectives established by the Committee with respect to an Award granted pursuant to the Plan.  Any Performance Objectives may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant, and may include, without limitation, the Performance Objectives set forth in Section 14(b). The Performance Objectives may be made relative to the performance of a group of comparable companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of the listed factors.    Any Performance Objectives that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), if applicable, or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

gg.         “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

hh.         “Plan” means this RELM Wireless Corporation 2017 Incentive Compensation Plan, as amended from time to time.

ii.           “Prior Plan” has the meaning given such term in Section 1(d).

jj.           “Qualified Termination” means any termination of a Participant’s Continuous Service during the two-year period commencing on a Change in Control (a) by the Company, any of its Subsidiaries or the resulting entity in connection with a Change in Control other than for Cause, or (b) by the Participant for Good Reason.

kk.         “Restricted Shares” means Shares granted or sold pursuant to Section 8 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 8 has expired.

ll.           “Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restricted period made pursuant to Section 9.

mm.       “SEC” means the United States Securities and Exchange Commission.

nn.         “Share” means a share of common stock of the Company, par value $.60 per share, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 16.

oo.         “Stock Appreciation Right” means a right granted pursuant to Section 7.

pp.         “Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6.  Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

qq.         “Subsidiary” means: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

rr.           “Ten Percent Shareholder” shall mean any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

3.           Shares Available Under the Plan.

a.           Shares Available for Awards.  The maximum number of Shares that may be granted pursuant to Awards under the Plan shall be 1,000,000 Shares, reduced by Shares covered by an award granted under the Prior Plan after December 31, 2016 but prior to the Approval Date, and increased by Shares covered by an award outstanding under the Prior Plan after December 31, 2016 that is forfeited, canceled, surrendered, settled in cash or otherwise terminated without the issuance of such Share.  All of the Shares authorized for grant under the Plan may be issued pursuant to Incentive Stock Options. Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing.  The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 16.

b.           Share Counting.  The following Shares shall not count against the Share limit in Section 3(a):  (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered, or otherwise terminated without the issuance of such Shares; (ii) Shares covered by an Award that is settled only in cash; and (iii) Shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become Employees, Directors or Consultants as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and the Company or any of its Affiliates (except as may be required by reason of the rules and regulations of any stock exchange or other trading market on which the Shares are listed).  This Section 3(b) shall apply to the number of Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Treasury regulations relating to Incentive Stock Options under the Code.

c.           Prohibition of Share Recycling.  The following Shares subject to an Award shall not again be available for grant as described above, regardless of whether those Shares are actually issued or delivered to the Participant:  (i) Shares tendered in payment of the exercise price of a Stock Option; (ii) Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation; and (iii) Shares that are repurchased by the Company with Stock Option proceeds.  Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.

d.           Per-Person Limits.  Subject to adjustment as provided in Section 16 of the Plan, the following limits shall apply with respect to Awards that are intended to qualify for the Performance-Based Exception: (i) the maximum aggregate number of Shares that may be subject to Stock Options or Stock Appreciation Rights granted in any calendar year to any one Participant shall be 500,000 Shares; (ii) the maximum aggregate number of Restricted Shares and Shares issuable or deliverable under Restricted Share Units and Other Share-Based Awards granted in any calendar year to any one Participant shall be 500,000 Shares; (iii) the maximum aggregate cash compensation that can be paid pursuant to Cash-Based Awards or Other Share-Based Awards granted in any calendar year to any one Participant shall be (x) $5,000,000 with respect to any 12 month performance period (pro-rated for any performance period that is less than 12 months based upon the ratio of the number of days in the performance period as compared to 365), and (y) with respect to any performance period that is more than 12 months, $5,000,000 multiplied by the number of full 12 months periods that are in the performance period.

e.           Director Limits.  Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (determined as of the applicable Date(s) of Grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any single calendar year, taken together with any cash fees paid to such person during such calendar year, shall not exceed $200,000.

4.           Administration of the Plan.

a.           In General.  The Plan shall be administered by the Committee.  Except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: select Award recipients; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; grant waivers of terms, conditions, restrictions and limitations applicable to any Award, or accelerate the vesting or exercisability of any Award, in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.  To the extent permitted by Applicable Laws, the Committee may, in its discretion, delegate to one or more Directors or Employees any of the Committee’s authority under the Plan.  The acts of any such delegates shall be treated hereunder as acts of the Committee with respect to any matters so delegated.

b.           Determinations.  The Committee shall have no obligation to treat Participants or eligible Participants uniformly, and the Committee may make determinations under the Plan selectively among Participants who receive, or Employees, Directors or Consultants who are eligible to receive, Awards (whether or not such Participants or eligible Employees, Directors or Consultants are similarly situated).  All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, shareholders, Directors, Consultants, Employees, Participants and their estates and beneficiaries.

c.           Authority of the Board.  The Board may reserve to itself any or all of the authority or responsibility of the Committee under the Plan or may act as the administrator of the Plan for any and all purposes.  To the extent the Board has reserved any such authority or responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4(c)) shall include the Board.  To the extent that any action of the Board under the Plan conflicts with any action taken by the Committee, the action of the Board shall control.

5.           Eligibility and Participation. Each Employee, Director and Consultant is eligible to participate in the Plan.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Laws and the amount of each Award.  No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

6.           Stock Options. Subject to the terms and conditions of the Plan, Stock Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a.           Award Agreement.  Each Stock Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option, the number of Shares covered by the Stock Option, the conditions upon which the Stock Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan (including, but not limited to, the minimum vesting provisions of Section 12). The Award Agreement also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.  No dividend equivalents may be granted with respect to the Shares underlying a Stock Option.

b.           Exercise Price.  The exercise price per Share of a Stock Option shall be determined by the Committee at the time the Stock Option is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c.           Term.  The term of a Stock Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Option exceed ten (10) years from its Date of Grant.

d.           Exercisability.  Stock Options shall become vested and exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement.  Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals based on one or more Performance Objectives, and (b) time-based vesting requirements.

e.           Exercise of Stock Options.  Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares.  The exercise price of a Stock Option may be paid, in the discretion of the Committee and as set forth in the applicable Award Agreement: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by Applicable Laws); (iv) by a combination of the methods described in clauses (i), (ii) and/or (iii); or (v) through any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

f.           Special Rules Applicable to Incentive Stock Options.  Notwithstanding any other provision in the Plan to the contrary:

(i)           Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries.  The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(ii)           To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.

(iii)           No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Shareholder, unless (x) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the Date of Grant, and (y) the term of such Incentive Stock Option shall not exceed five (5) years from the Date of Grant.

7.           Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a.           Award Agreement.  Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan (including, but not limited to, the minimum vesting provisions of Section 12).  No dividend equivalents may be granted with respect to the Shares underlying a Stock Appreciation Right.

b.           Exercise Price.  The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c.           Term.  The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its Date of Grant.

d.           Exercisability of Stock Appreciation Rights.  A Stock Appreciation Right shall become vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in the related Award Agreement.  Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements.

e.           Exercise of Stock Appreciation Rights.  Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8.           Restricted Shares.  Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a.           Award Agreement.  Each Restricted Shares Award shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restricted period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan (including, but not limited to, the minimum vesting provisions of Section 12).

 b.           Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares.  Unless otherwise provided in the related Award Agreement or required by applicable law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

c.           Custody of Certificates.  To the extent deemed appropriate by the Committee, the Company may retain any certificates representing Restricted Shares in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

d.           Rights Associated with Restricted Shares during Restricted Period.  During any restricted period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise full voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Restricted Shares during the restricted period; provided, however, that any dividends with respect to unvested Restricted Shares shall be accumulated or deemed reinvested in additional Restricted Shares, subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

9.           Restricted Share Units.  Subject to the terms and conditions of the Plan, Restricted Share Units may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a.           Award Agreement.  Each Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the number of units, the restricted period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units, and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan (including, but not limited to, the minimum vesting provisions of Section 12).

b.           Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share Unit, restrictions based on the achievement of specific Performance Objectives or time-based restrictions or holding requirements.

c.           Form of Settlement.  Restricted Share Units may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

d.           Dividend Equivalents. Restricted Share Units may provide the Participant with dividend equivalents, payable either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided, however, that any dividend equivalents with respect to unvested Restricted Share Units shall be accumulated or deemed reinvested in additional Restricted Share Units, subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

10.           Other Share-Based Awards. Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Committee shall determine, including without limitation, unrestricted Shares or time-based or performance-based units that are settled in Shares and/or cash.

a.           Award Agreement.  Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan (including, but not limited to, the minimum vesting provisions of Section 12).

b.           Form of Settlement.  An Other Share-Based Award may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

c.           Dividend Equivalents.  Other Share-Based Awards may provide the Participant with dividend equivalents, on payable either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided, however, that any dividend equivalents with respect to unvested Other Share-Based Awards shall be accumulated or deemed reinvested, subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

11.           Cash-Based Awards.  Subject to the terms and conditions of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such other terms and conditions as shall be determined by the Committee in its sole discretion. Each Cash-Based Award shall be evidenced by an Award Agreement that shall specify the payment amount or payment range, the time and method of settlement and the other terms and conditions, as applicable, of such Award which may include, without limitation, restrictions based on the achievement of specific Performance Objectives and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan (including, but not limited to, the minimum vesting provisions of Section 12).

12.           Minimum Vesting Provisions.  Subject to Sections 19, 21 and 22(b) of the Plan, (a) no condition on vesting or exercisability of an Award, whether based on continued employment or other service or based upon the achievement of Performance Objectives, shall be based on service or performance (as applicable) over a period of less than one year, and (b) upon and after such minimum one-year period, restrictions on vesting or exercisability may lapse on a pro-rated, graded, or cliff basis as specified in the Award Agreement; provided, however, that Awards covering up to five percent (5%) of the Shares reserved for issuance pursuant to Section 3(a) may be granted under the Plan as unrestricted Shares or otherwise as Awards with a performance period or vesting period of less than one year.

13.           Compliance with Section 409A.  Awards granted under the Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code.  To the extent that the Committee determines that any award granted under the Plan is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant.  Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section 13):  (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (ii) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), then, to the extent required to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant, no distribution or payment of any amount shall be made before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

14.           Compliance with Section 162(m).

a.           In General.  Notwithstanding anything in the Plan to the contrary, Awards may be granted in a manner that is intended to qualify for the Performance-Based Exception. As determined by the Committee in its sole discretion, the grant, vesting, exercisability and/or settlement of any Restricted Shares, Restricted Share Units, Other Share-Based Awards and Cash-Based Awards intended to qualify for the Performance-Based Exception shall be conditioned on the attainment of one or more Performance Objectives during a performance period established by the Committee and must satisfy the requirements of this Section 14.

b.           Performance Objectives. If an Award is intended to qualify for the Performance-Based Exception, then the Performance Objectives shall be based on specified levels of or growth in one or more of the following criteria: (i) earnings per share; (ii) revenues or margins; (iii) cash flow; (iv) operating margin; (v) return on net assets, investment, capital, or equity; (vi) economic value added; (vii) direct contribution; (viii) net income; pretax income; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (ix) working capital; (x) management of fixed costs or variable costs; (xi) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (xii) total shareholder return; (xiii) debt reduction; (xiv) market share; (xv) entry into new markets, either geographically or by business unit; (xvi) customer retention and satisfaction; (xvii) strategic plan development and implementation, including turnaround plans; and/or (xviii) the Fair Market Value of a Share.

 c.           Establishment of Performance Objectives.  With respect to Awards intended to qualify for the Performance-Based Exception, the Committee shall establish: (i) the applicable Performance Objectives and performance period, and (ii) the formula for computing the payout. Such terms and conditions shall be established in writing while the outcome of the applicable performance period is substantially uncertain, but in no event later than the earlier of: (x) ninety days after the beginning of the applicable performance period; or (y) the expiration of twenty-five percent (25%) of the applicable performance period.

 d.           Certification of Performance.  With respect to any Award intended to qualify for the Performance-Based Exception, the Committee shall certify in writing whether the applicable Performance Objectives and other material terms imposed on such Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Award.  Notwithstanding any other provision of the Plan, payment or vesting of any such Award shall not be made until the Committee certifies in writing that the applicable Performance Objectives and any other material terms of such Award were in fact satisfied in a manner conforming to applicable regulations under Section 162(m) of the Code.

e.           Adjustments.  If the Committee determines that a change in the Company’s business, operations, corporate structure or capital structure, or in the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may in its discretion adjust such Performance Objectives or the related level of achievement, in whole or in part, as the Committee deems appropriate and equitable, including, without limitation, to exclude the effects of events that are unusual in nature or infrequent in occurrence (as determined in accordance with applicable financial accounting standards), cumulative effects of tax or accounting changes, discontinued operations, acquisitions, divestitures and material restructuring or asset impairment charges; provided, however, that in no event will any such adjustment be made that would cause an Award intended to qualify for the Performance-Based Exception to fail to so qualify.

f.           Negative Discretion. With respect to any Award intended to qualify for the Performance-Based Exception, after the date that the Performance Objectives are required to be established in writing pursuant to Section 14(c), the Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated Performance Objectives.  However, the Committee may, in its sole discretion, reduce the amount of compensation that is payable upon achievement of the designated Performance Objectives.

15.           Transferability.  Except as otherwise determined by the Committee, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued or delivered under such Award.  Except as otherwise determined by the Committee, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

16.           Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the number and kind of Shares specified in Section 3 of the Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards and the exercise price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants.  In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, liquidation, or similar transaction, the Committee may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number.  Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 16 that would (i) cause any Stock Option intended to qualify as an ISO to fail to so qualify, (ii) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or (iii) cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants and any other persons claiming under or through any Participant.

17.           Fractional Shares. The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Committee, fractional shares shall be settled in cash.

18.           Withholding Taxes. To the extent required by Applicable Laws, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of the exercise of a Stock Option or Stock Appreciation Right, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment or to recognize the transfer or disposition of Shares until such obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a Fair Market Value equal to the amount required to be withheld. Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee. In no event will the Fair Market Value of the Shares to be withheld or tendered pursuant to this Section 18 to satisfy applicable withholding taxes exceed the amount of taxes required to be withheld based on the maximum statutory tax rates in the applicable taxing jurisdictions.

19.           Foreign Participants. Without amending the Plan, the Committee may grant Awards to Participants who are foreign nationals, or who are subject to Applicable Laws of one or more non-United States jurisdictions, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may approve such sub-plans, supplements to or amendments, modifications, restatements or alternative versions of this Plan as may be necessary or advisable to comply with provisions of Applicable Laws of other countries in which the Company or its Subsidiaries operate or have Employees or Consultants.

 20.           Compensation Recovery Policy.  Any Award granted to a Participant shall be subject to forfeiture or repayment pursuant to the terms of any applicable compensation recovery policy maintained by the Company from time to time, including any such policy that may be maintained to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the SEC or applicable securities exchange.

 21.           Change in Control.

a.           Committee Discretion.   The Committee may, in its sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, determine whether and to what extent outstanding Awards under the Plan shall be assumed, converted or replaced by the resulting entity in connection with a Change in Control (or, if the Company is the resulting entity, whether such Awards shall be continued by the Company), in each case subject to equitable adjustments in accordance with Section 16 of the Plan.

b.           Awards that are Assumed.  To the extent outstanding Awards granted under this Plan are assumed, converted or replaced by the resulting entity in the event of a Change in Control (or, if the Company is the resulting entity, to the extent such Awards are continued by the Company) as provided in Section 21(a) of the Plan, then, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant: (i) any outstanding Awards that are subject to Performance Objectives shall be converted by the resulting entity, as if “target” performance had been achieved as of the date of the Change in Control, and shall continue to vest during the remaining performance period or other period of required service, and (ii) all other Awards shall continue to vest during the applicable vesting period, if any. Notwithstanding the preceding sentence, if a Participant incurs a Qualified Termination, then upon such termination (A) all outstanding Awards held by the Participant that may be exercised shall become fully exercisable and shall remain exercisable for the full duration of their term, (B) all restrictions with respect to outstanding Awards shall lapse, with any specified Performance Objectives with respect to outstanding Awards deemed to be satisfied at the “target” level, and (C) all outstanding Awards shall become fully vested.

c.           Awards that are not Assumed.   To the extent outstanding Awards granted under this Plan are not assumed, converted or replaced by the resulting entity in connection with a Change in Control (or, if the Company is the resulting entity, to the extent such Awards are not continued by the Company) in accordance with Section 21(a) of the Plan, then effective immediately prior to the Change in Control, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant: (i) all outstanding Awards held by the Participant that may be exercised shall become fully exercisable and shall remain exercisable for the full duration of their term, (ii) all restrictions with respect to outstanding Awards shall lapse, with any specified Performance Objectives with respect to outstanding Awards deemed to be satisfied at the “target” level, and (iii) all outstanding Awards shall become fully vested.

d.           Cancellation Right.   The Committee may, in its sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, provide that any outstanding Award (or a portion thereof) shall, upon the occurrence of such Change in Control, be cancelled in exchange for a payment in cash or other property (including shares of the resulting entity in connection with a Change in Control) in an amount equal to the excess, if any, of the Fair Market Value of the Shares subject to the Award, over any exercise price related to the Award, which amount may be zero if the Fair Market Value of a Share on the date of the Change in Control does not exceed the exercise price per Share of the applicable Awards.

 22.           Amendment, Modification and Termination.

a.           In General.  The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment that requires shareholder approval in order for the Plan to comply with any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

b.           Adjustments to Outstanding Awards.  The Committee may in its sole discretion at any time (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare.  Unless otherwise determined by the Committee, any such adjustment that is made with respect to an Award that is intended to qualify for the Performance-Based Exception shall be made at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception. Additionally, the Committee shall not make any adjustment pursuant to this Section 22(b) that would cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or that would cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A.

c.           Prohibition on Repricing.  Except for adjustments made pursuant to Sections 16 or 21, the Board or the Committee will not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price.  No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash without further approval of the shareholders of the Company, except as provided in Sections 16 or 21.  Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the shareholders of the Company. This Section 22(c) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without shareholder approval and will not be construed to prohibit the adjustments provided for in Sections 16 or 21.

d.           Effect on Outstanding Awards.  Notwithstanding any other provision of the Plan to the contrary (other than Sections 16, 21, 22(b) and 24(d)), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided that the Committee may modify an ISO held by a Participant to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.

 23.           Applicable Laws.  The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required.  The Plan and each Award Agreement shall be governed by the laws of the State of Nevada, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

 24.           Miscellaneous.

 a.           Deferral of Awards.  Except with respect to Stock Options, Stock Appreciation Rights and Restricted Shares, the Committee may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts. All elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

 b.           No Right of Continued Service.  The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.  Awards granted under the Plan shall not be considered a part of any Participant’s normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments, and in no event shall any Award be considered as compensation for, or relating in any way to, past services for the Company or any Subsidiary or affiliate.

 c.           Unfunded, Unsecured Plan.  Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

 d.           Severability.  If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

e.           Acceptance of Plan.  By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.

f.           Successors.  All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

[END OF DOCUMENT]

RELM WIRELESS CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 15, 2017 AT 2:00 P.M., LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder(s) of RELM Wireless Corporation, a Nevada corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Timothy A. Vitou and William P. Kelly, and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2017 Annual Meeting of Stockholders of the Company to be held on June 15, 2017 at 2:00 p.m., local time, at the W Fort Lauderdale, 401 N Fort Lauderdale Beach Blvd., Fort Lauderdale, Florida 33304, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/RWC
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF RELM WIRELESS CORPORATION		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:	☐	☐
	D. Kyle Cerminara			☐
	Lewis M. Johnson			☐		CONTROL ID:
	General E. Gray Payne			☐		REQUEST ID:
	Charles T. Lanktree			☐
	Ryan R.K. Turner			☐
	John W. Struble			☐
	Michael R. Dill			☐
Proposal 2		FOR	AGAINST	ABSTAIN
	To ratify the appointment of Moore Stephens Lovelace, P.A. as our independent registered public accounting firm for fiscal 2017.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	To approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers.	☐	☐	☐
Proposal 4		ONE-YEAR FREQUENCY	TWO-YEAR FREQUENCY	THREE-YEAR FREQUENCY	ABSTAIN
	To approve, on an advisory, non-binding basis, the frequency of the advisory vote on the compensation of our Named Executive Officers.	☐	☐	☐	☐
Proposal 5		FOR	AGAINST	ABSTAIN
	To approve the RELM Wireless Corporation 2017 Incentive Compensation Plan.	☐	☐	☐
Proposal 6		FOR	AGAINST	ABSTAIN
	To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This proxy will be voted in the manner directed herein by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE, AND IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED, “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, “FOR” RATIFICATION OF THE AUDITOR APPOINTMENT IN PROPOSAL 2, “FOR” THE ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, “FOR” A THREE-YEAR FREQUENCY FOR THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, “FOR” THE APPROVAL OF THE RELM WIRELESS CORPORATION 2017 INCENTIVE COMPENSATION PLAN AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
________________________________________________________
IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2017

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)